                                                                         11-3-99













                       HUTCHINSON TECHNOLOGY INCORPORATED
                                   401-K PLAN
                (AS AMENDED AND RESTATED EFFECTIVE JULY 1, 1999)

                      HUTCHINSON TECHNOLOGY INCORPORATED
                                   401-K PLAN

                                TABLE OF CONTENTS



ARTICLE I           GENERAL
Sec. 1.1            Name of Plan..................................................................................1
Sec. 1.2            Purpose.......................................................................................1
Sec. 1.3            Effective Date................................................................................1
Sec. 1.4            Company.......................................................................................1
Sec. 1.5            Construction and Applicable Law...............................................................1
Sec. 1.6            Benefits Determined Under Provisions in Effect at Termination of Employment...................1
Sec. 1.7            Effective Date of Document....................................................................1

ARTICLE II          MISCELLANEOUS DEFINITIONS
Sec. 2.1            Account.......................................................................................2
Sec. 2.2            Active Participant............................................................................2
Sec. 2.3            Affiliate.....................................................................................2
Sec. 2.4            Beneficiary...................................................................................2
Sec. 2.5            Board.........................................................................................2
Sec. 2.6            Certified Earnings............................................................................2
Sec. 2.7            Code..........................................................................................3
Sec. 2.8            Common Control................................................................................3
Sec. 2.9            ERISA.........................................................................................3
Sec. 2.10           Family Member.................................................................................3
Sec. 2.11           Forfeitures...................................................................................3
Sec. 2.12           Fund..........................................................................................3
Sec. 2.13           Funding Agency................................................................................3
Sec. 2.14           Highly Compensated Employee...................................................................3
Sec. 2.15           Leased Employee...............................................................................4
Sec. 2.16           Named Fiduciary...............................................................................4
Sec. 2.17           Non-Highly Compensated Employee...............................................................4
Sec. 2.18           Normal Retirement Age.........................................................................4
Sec. 2.19           Participant...................................................................................5
Sec. 2.20           Plan Year.....................................................................................5
Sec. 2.21           Predecessor Employer..........................................................................5
Sec. 2.22           Qualified Employee............................................................................5
Sec. 2.23           Successor Employer............................................................................6
Sec. 2.24           Top-Heavy Plan................................................................................6
Sec. 2.25           Valuation Date................................................................................6

ARTICLE III         SERVICE PROVISIONS
Sec. 3.1            Employment Commencement Date..................................................................7
Sec. 3.2            Termination of Employment.....................................................................7
Sec. 3.3            Hours of Service..............................................................................7
Sec. 3.4            Eligibility Computation Period................................................................8
Sec. 3.5            Year of Eligibility Service...................................................................8
Sec. 3.6            Year of Vesting Service.......................................................................8
Sec. 3.7            1-Year Break In Service.......................................................................9
Sec. 3.8            Periods of Military Service...................................................................9


ARTICLE IV          PLAN PARTICIPATION
Sec. 4.1            Entry Date...................................................................................10
Sec. 4.2            Eligibility for Participation................................................................10
Sec. 4.3            Duration of Participation....................................................................10
Sec. 4.4            No Guarantee of Employment...................................................................10

ARTICLE V           CONTRIBUTIONS
Sec. 5.1            Salary Reduction Contributions...............................................................11
Sec. 5.2            Matching Contributions.......................................................................12
Sec. 5.3            Adjustment of Contributions Required by Code Section 401(k)..................................13
Sec. 5.4            Distribution of Excess Deferrals.............................................................16
Sec. 5.5            Adjustment of Contributions Required by Code Section 401(m)..................................17
Sec. 5.6            Multiple Use of the Alternative Limitations..................................................19
Sec. 5.7            Time of Contributions........................................................................20
Sec. 5.8            Allocations..................................................................................20
Sec. 5.9            Limitations on Contributions.................................................................21

ARTICLE VI          LIMITATION ON ALLOCATIONS
Sec. 6.1            Limitation on Allocations....................................................................22

ARTICLE VII         INDIVIDUAL ACCOUNTS
Sec. 7.1            Accounts for Participants....................................................................25
Sec. 7.2            Valuation Procedure..........................................................................25
Sec. 7.3            Investment of Accounts.......................................................................26
Sec. 7.4            Participant Statements.......................................................................28
Sec. 7.5            Rollover Accounts............................................................................28

ARTICLE VIII        DESIGNATION OF BENEFICIARY
Sec. 8.1            Persons Eligible to Designate................................................................29
Sec. 8.2            Special Requirements for Married Participants................................................29
Sec. 8.3            Form and Method of Designation...............................................................29
Sec. 8.4            No Effective Designation.....................................................................29
Sec. 8.5            Successor Beneficiary........................................................................30
Sec. 8.6            Insurance Contract...........................................................................30

ARTICLE IX          BENEFIT REQUIREMENTS
Sec. 9.1            Benefit on Retirement or Disability..........................................................31
Sec. 9.2            Other Termination of Employment..............................................................31
Sec. 9.3            Death........................................................................................33
Sec. 9.4            Withdrawals Before Termination of Employment.................................................33
Sec. 9.5            Loans to Participants........................................................................35

ARTICLE X           DISTRIBUTION OF BENEFITS
Sec. 10.1           Time and Method of Payment...................................................................38
Sec. 10.2           Distributions From More Than One Account.....................................................42
Sec. 10.3           Distribution In Cash Only....................................................................42
Sec. 10.4           Accounting Following Termination of Employment...............................................43
Sec. 10.5           Reemployment.................................................................................43
Sec. 10.6           Source of Benefits...........................................................................43
Sec. 10.7           Incompetent Payee............................................................................43






Sec. 10.8           Benefits May Not Be Assigned or Alienated....................................................43
Sec. 10.9           Payment of Taxes.............................................................................43
Sec. 10.10          Conditions Precedent.........................................................................44
Sec. 10.11          Company Directions to Funding Agency.........................................................44
Sec. 10.12          Effect on Unemployment Compensation..........................................................44
Sec. 10.13          Special Distribution Events..................................................................44

ARTICLE XI          FUND
Sec. 11.1           Composition..................................................................................45
Sec. 11.2           Funding Agency...............................................................................45
Sec. 11.3           Compensation and Expenses of Funding Agency..................................................45
Sec. 11.4           Funding Policy...............................................................................45
Sec. 11.5           Securities and Property of the Company.......................................................45
Sec. 11.6           No Diversion.................................................................................46

ARTICLE XII         ADMINISTRATION OF PLAN
Sec. 12.1           Administration by Company....................................................................47
Sec. 12.2           Certain Fiduciary Provisions.................................................................47
Sec. 12.3           Discrimination Prohibited....................................................................48
Sec. 12.4           Evidence.....................................................................................48
Sec. 12.5           Correction of Errors.........................................................................48
Sec. 12.6           Records......................................................................................48
Sec. 12.7           General Fiduciary Standard...................................................................48
Sec. 12.8           Prohibited Transactions......................................................................48
Sec. 12.9           Claims Procedure.............................................................................48
Sec. 12.10          Bonding......................................................................................49
Sec. 12.11          Waiver of Notice.............................................................................49
Sec. 12.12          Agent For Legal Process......................................................................49
Sec. 12.13          Indemnification..............................................................................49

ARTICLE XIII        AMENDMENT, TERMINATION, MERGER
Sec. 13.1           Amendment....................................................................................50
Sec. 13.2           Permanent Discontinuance of Contributions....................................................50
Sec. 13.3           Termination..................................................................................50
Sec. 13.4           Partial Termination..........................................................................50
Sec. 13.5           Merger, Consolidation, or Transfer of Plan Assets............................................51
Sec. 13.6           Deferral of Distributions....................................................................51

ARTICLE XIV         TOP-HEAVY PLAN PROVISIONS
Sec. 14.1           Key Employee Defined.........................................................................52
Sec. 14.2           Determination of Top-Heavy Status............................................................52
Sec. 14.3           Minimum Contribution Requirement.............................................................54
Sec. 14.4           Participation under Defined Benefit Plan and Defined Contribution............................54
Sec. 14.5           Definition of Employer.......................................................................55
Sec. 14.6           Exception For Collective Bargaining Unit.....................................................55

ARTICLE XV          MISCELLANEOUS PROVISIONS
Sec. 15.1           Insurance Company Not Responsible for Validity of Plan.......................................56
Sec. 15.2           Headings.....................................................................................56
Sec. 15.3           Capitalized Definitions......................................................................56




Sec. 15.4           Gender.......................................................................................56
Sec. 15.5           Use of Compounds of Word "Here"..............................................................56
Sec. 15.6           Construed as a Whole.........................................................................56

                       HUTCHINSON TECHNOLOGY INCORPORATED
                                   401-K PLAN

                (AS AMENDED AND RESTATED EFFECTIVE JULY 1, 1999)


                                    ARTICLE I

                                     GENERAL


         SEC. 1.1 NAME OF PLAN. The name of the discretionary contribution profit sharing plan set forth herein is Hutchinson Technology Incorporated 401-K Plan. It is sometimes herein referred to as the "Plan".

         SEC. 1.2 PURPOSE. The Plan has been established so that eligible employees may have an additional source of retirement income.

         SEC. 1.3 EFFECTIVE DATE. The "Effective Date" of the Plan, the date as of which the Plan was established, is August 1, 1987.

         SEC. 1.4 COMPANY. The "Company" is Hutchinson Technology Incorporated, a Minnesota corporation, and any Successor Employer thereof.

         SEC. 1.5 CONSTRUCTION AND APPLICABLE LAW. The Plan is intended to meet the requirements for qualification under section 401(a) of the Code and the requirements applicable to qualified cash or deferred arrangements under section 401(k) of the Code. The Plan is also intended to be in full compliance with applicable requirements of ERISA. The Plan shall be administered and construed consistent with said intent. It shall also be construed and administered according to the laws of the State of Minnesota to the extent that such laws are not preempted by the laws of the United States of America. All controversies, disputes, and claims arising hereunder shall be submitted to the United States District Court for the District of Minnesota, except as otherwise provided in any trust agreement entered into with a Funding Agency.

         SEC. 1.6 BENEFITS DETERMINED UNDER PROVISIONS IN EFFECT AT TERMINATION OF EMPLOYMENT. Except as may be specifically provided herein to the contrary, benefits under the Plan attributable to service prior to a Participant's Termination of Employment shall be determined and paid in accordance with the provisions of the Plan as in effect as of the date the Termination of Employment occurred unless he or she becomes an Active Participant after that date and such active participation causes a contrary result under the provisions hereof. However, the provisions of this document shall apply to any such Participant to the extent necessary to maintain the qualified status of the Plan under Code section 401(a) or to comply with the requirements of ERISA.

         SEC. 1.7 EFFECTIVE DATE OF DOCUMENT. Unless a different date is specified for some purpose in this document, the provisions of this Plan document are generally effective as of July 1, 1999. However, any provision necessary to comply with a requirement of federal legislation or a Treasury regulation which has an earlier effective date shall be effective retroactively to the date required by the applicable law or regulation.

                                   ARTICLE II
                           MISCELLANEOUS DEFINITIONS

          SEC. 2.1 ACCOUNT. "Account" means a Participant's or Beneficiary's interest in the Fund of any of the types described in Sec. 7.1.

          SEC. 2.2 ACTIVE PARTICIPANT. An employee is an "Active Participant" only while he or she is both a Participant and a Qualified Employee.

          SEC. 2.3 AFFILIATE. "Affiliate" means any trade or business entity under Common Control with the Company, or under Common Control with a Predecessor Employer while it is such.

          SEC. 2.4 BENEFICIARY. "Beneficiary" means the person or persons designated as such pursuant to the provisions of Article VIII.

          SEC. 2.5 BOARD. The "Board" is the board of directors of the Company, and includes any executive committee thereof authorized to act for said board of directors.

          SEC. 2.6 CERTIFIED EARNINGS. "Certified Earnings" of a Participant for a Plan Year means the amount determined by the Company to be the total earnings paid to the Participant by the Company during such Plan Year for service as an Active Participant, subject to the following:

     (a) Certified Earnings include Salary Reduction Contributions to this Plan and any contributions made by salary reduction to any other plan which meets the requirements of Code sections 125 or 401(k), whether or not such contributions are actually excludable from the Participant's gross income for federal income tax purposes. Certified Earnings do not include Matching Contributions to this Plan or the annual profit sharing bonus.

     (b) Allowances or reimbursements for tuition, relocation or business expenses, severance pay, payments or contributions to or for the benefit of the employee under any other deferred compensation, pension, profit sharing, insurance, or other employee benefit plan, stock options, stock appreciation rights or cash payments in lieu thereof, merchandise or service discounts, employee awards whether incidental or for years of service, benefits in the form of property or the use of property (including personal use of Company vehicles), amounts received under any worker's compensation act, or other similar fringe benefits shall not be included in computing Certified Earnings, except as provided in subsection (a) or to the extent such amounts are required to be included in determining the employee's regular rate of pay under the Federal Fair Labor Standards Act for purposes of computing overtime pay thereunder.

     (c) Certified Earnings of a Participant for any Plan Year shall not exceed $160,000 for Plan Years commencing after 1996 and prior to 2000, and $170,000 for Plan Years commencing after 1999, adjusted for each Plan Year to take into account any cost of living increase provided for that year in accordance with regulations prescribed by the Secretary of the Treasury. The dollar increase in effect on January 1 of any calendar year shall apply to Plan Years beginning in that calendar year. If a Plan Year is shorter than 12 months, the limit under this subsection for that year shall be multiplied by a fraction, the numerator of which is the number of months in the short Plan Year and the denominator of which is 12.

          SEC. 2.7 CODE. "Code" means the Internal Revenue Code of 1986 as from time to time amended.

          SEC. 2.8 COMMON CONTROL. A trade or business entity (whether a corporation, partnership, sole proprietorship or otherwise) is under "Common Control" with another trade or business entity (i) if both entities are corporations which are members of a controlled group of corporations as defined in Code section 414(b), or (ii) if both entities are trades or businesses (whether or not incorporated) which are under common control as defined in Code section 414(c), or (iii) if both entities are members of an affiliated service group as defined in Code section 414(m), or (iv) if both entities are required to be aggregated pursuant to regulations under Code section 414(o). Service for all entities under Common Control shall be treated as service for a single employer to the extent required by the Code; provided, however, that an individual shall not be a Qualified Employee by reason of this section. In applying the first sentence of this section for purposes of Article VI, the provisions of subsections (b) and (c) of section 414 of the Code are deemed to be modified as provided in Code section 415(h).

          SEC. 2.9 ERISA. "ERISA" means the Employee Retirement Income Security Act of 1974 as from time to time amended.

          SEC. 2.10 FAMILY MEMBER. Family aggregation rules ceased to apply to this Plan effective January 1, 1997.

          SEC. 2.11 FORFEITURES. "Forfeitures" means that part of the Fund so recognized under Sec. 9.2(b)(2).

          SEC. 2.12 FUND. "Fund" means the aggregate of assets described in Sec. 11.1.

          SEC. 2.13 FUNDING AGENCY. "Funding Agency" is a trustee or trustees or an insurance company appointed and acting from time to time in accordance with the provisions of Sec. 11.2 for the purpose of holding, investing, and disbursing all or a part of the Fund.

          SEC. 2.14 HIGHLY COMPENSATED EMPLOYEE. "Highly Compensated Employee" means an individual described as such in Code section 414(q).

     (a) Unless otherwise provided in Code section 414(q), commencing January 1, 1997, each employee who meets one of the following requirements for a calendar year is a "Highly Compensated Employee" for that year:

          (1) The employee at any time during the current or prior Plan Year was a more than 5-percent owner as defined in Code section 414(q)(2), or was the spouse, child, parent or grandparent of such an owner to whom the owner's stock is attributed pursuant to Code section 318 (regardless of the Compensation of the owner or family member).

          (2) The employee received Compensation from the employer in excess of $80,000 for the prior Plan Year in the case of determinations for Plan Years commencing prior to 2001, or in excess of $85,000 for the prior Plan Year in the case of determinations for Plan Years commencing during or after 2001.

          (3) The individual is a former employee who had a separation year prior to the current Plan Year and such individual performed services for the employer and was a Highly Compensated Employee for either (i) such separation year, or (ii) any Plan Year ending on or after the individual's 55th birthday. A "separation year" is the Plan Year in which the individual separates from service with the employer. With respect to an individual who separated from service before January 1, 1987, the individual will be included as a Highly Compensated Employee only if the individual was a more than 5-percent owner or received Compensation in excess of $50,000 during (i) the employee's separation year (or the year preceding such separation year), or (ii) any year ending on or after such individual's 55th birthday (or the last year ending before such individual's 55th birthday).

     (b) The dollar amount specified in paragraph (2) of subsection (a) shall be indexed for cost of living increases for each calendar year after 1996 as provided in the applicable Treasury regulations. For any Plan Year, the applicable dollar amount shall be the dollar amount in effect for the calendar year in which the Plan Year commences.

     (c) For purposes of this section, "employer" includes the Company and all Affiliates, and "employee" includes Leased Employees.

     (d) For purposes of this section, "Compensation" means the amount defined as such under Sec. 6.1(f) plus the Salary Reduction Contributions to this Plan and any other elective deferral contributions made by or on behalf of the employee to any other plan maintained by the Company or an Affiliate which are not includible in the gross income of the employee under Code sections 125, 401(k), 402(h)(1)(B), or 403(b). Commencing January 1, 1998, Compensation means the amount defined as such under Sec. 6.1(f).

          SEC. 2.15 LEASED EMPLOYEE. "Leased Employee" means any person defined as such by Code section 414(n). In general, a Leased Employee is any person who is not otherwise an employee of the Company or an Affiliate (referred to collectively as the "recipient") and who pursuant to an agreement between the recipient and any other person ("leasing organization") has performed services for the recipient (or for the recipient and related persons determined in accordance with Code section 414(n)(6)) on a substantially full-time basis for a period of at least one year and such services are performed under primary direction or control by the recipient. For purposes of the requirements listed in Code section 414(n)(3), any Leased Employee shall be treated as an employee of the recipient, and contributions or benefits provided by the leasing organization which are attributable to services performed for the recipient shall be treated as provided by the recipient. However, if Leased Employees constitute less than 20% of the Company's non-highly compensated work force within the meaning of Code section 414(n)(5)(C)(ii), those Leased Employees covered by a plan described in Code section 414(n)(5) shall be disregarded. Notwithstanding the foregoing, no Leased Employee shall be a Qualified Employee or a Participant in this Plan.

          SEC. 2.16 NAMED FIDUCIARY. The Company is a "Named Fiduciary" for purposes of ERISA with authority to control or manage the operation and administration of the Plan, including control or management of the assets of the Plan. Other persons are also Named Fiduciaries under ERISA if so provided thereunder or if so identified by the Company, by action of the Board. Such other person or persons shall have such authority to control or manage the operation and administration of the Plan, including control or management of the assets of the Plan, as may be provided by ERISA or as may be allocated by the Company, by action of the Board.

          SEC. 2.17 NON-HIGHLY COMPENSATED EMPLOYEE. "Non-Highly Compensated Employee" means an employee of the Company who is not a Highly Compensated Employee.

          SEC. 2.18 NORMAL RETIREMENT AGE. "Normal Retirement Age" is age 65.

          SEC. 2.19 PARTICIPANT. A "Participant" is an individual described as such in Article IV.

          SEC. 2.20 PLAN YEAR. A "Plan Year" is the 12-consecutive-month period commencing on January 1.

          SEC. 2.21 PREDECESSOR EMPLOYER. Any corporation, partnership, firm, or individual, a substantial part of the assets and employees of which are acquired by a successor is a "Predecessor Employer" if named in this section, subject to any conditions and limitations with respect thereto imposed by this section; provided, however, that any such corporation, partnership, firm, or individual may be named as a Predecessor Employer only if all of its employees who at the time of the acquisition become employees of the successor and Participants hereunder are treated uniformly, the use of service with it does not produce discrimination in favor of Highly Compensated Employees, and there is no duplication of benefits for such service. To be considered a Predecessor Employer, the acquisition of assets and employees of a corporation, partnership, firm, or individual must be by the Company, by an Affiliate, or by another Predecessor Employer. Notwithstanding the foregoing, an employer shall be a Predecessor Employer if so required by regulations prescribed by the Secretary of the Treasury. As of January 1, 1999, there are no Predecessor Employers.

          SEC. 2.22 QUALIFIED EMPLOYEE. "Qualified Employee" means any regular employee of the Company, subject to the following:

     (a) Any individual classified by the Company as an intern, coop or temporary employee is not a Qualified Employee during the period while so classified.

     (b) A nonresident alien within the meaning of Code section 7701(b)(1)(B) while not receiving earned income (within the meaning of Code section 911(d)(2)) from the Company which constitutes income from sources within the United States (within the meaning of Code section 861(a)(3)) is not a Qualified Employee.

     (c) An employee is not a Qualified Employee unless his or her services are performed within the continental United States (including Alaska) or Hawaii, or the principal base of operations to which the employee frequently returns is within the continental United States (including Alaska) or Hawaii.

     (d) Eligibility of employees in a collective bargaining unit to participate in the Plan is subject to negotiations with the representative of that unit. During any period that an employee is covered by the provisions of a collective bargaining agreement between the Company and such representative, the employee shall not be considered a Qualified Employee for purposes of this Plan unless such agreement expressly so provides. For purposes of this section only, such an agreement shall be deemed to continue after its formal expiration during collective bargaining negotiations pending the execution of a new agreement.

     (e) An employee shall be deemed to be a Qualified Employee during a period of absence from active service which does not result from a Termination of Employment, provided he or she is a Qualified Employee at the commencement of such period of absence.

     (f) Notwithstanding anything herein to the contrary, an individual is not a Qualified Employee during any period during which the individual is classified by the Company as an independent contractor or as any other status in which the person is not treated as a common law employee of the Company for purposes of withholding of taxes, or is treated as an employee of another entity, regardless of the correct legal status of the individual. The previous sentence applies to all periods of such service of an individual who is subsequently reclassified as an employee, whether the reclassification is retroactive or prospective.

          SEC. 2.23 SUCCESSOR EMPLOYER. A "Successor Employer" is any entity that succeeds to the business of the Company through merger, consolidation, acquisition of all or substantially all of its assets, or any other means and which elects before or within a reasonable time after such succession, by appropriate action evidenced in writing, to continue the Plan.

          SEC. 2.24 TOP-HEAVY PLAN. "Top-Heavy Plan" is defined in Sec. 14.2(a).

          SEC. 2.25 VALUATION DATE. "Valuation Date" means a date on which the Fund and Accounts are valued as provided in Article VII. Each business day is a Valuation Date.

                                   ARTICLE III

                               SERVICE PROVISIONS

          SEC. 3.1 EMPLOYMENT COMMENCEMENT DATE. "Employment Commencement Date" means the date on which an employee first performs an Hour of Service for the Company, an Affiliate, or a Predecessor Employer. The date on which an employee first performs an Hour of Service after a 1-Year Break in Service is also an "Employment Commencement Date".

          SEC. 3.2 TERMINATION OF EMPLOYMENT. The "Termination of Employment" of an employee for purposes of the Plan shall be deemed to occur upon resignation, discharge, retirement, death, failure to return to active work at the end of an authorized leave of absence or the authorized extension or extensions thereof, failure to return to work when duly called following a temporary layoff, or upon the happening of any other event or circumstance which, under the policy of the Company, an Affiliate, or a Predecessor Employer as in effect from time to time, results in the termination of the employer-employee relationship; provided, however, that a Termination of Employment shall not be deemed to occur upon a transfer between any combination of the Company, Affiliates, and Predecessor Employers. Notwithstanding the foregoing, a Termination of Employment shall be deemed not to have occurred for purposes of entitling a Participant to distributions from his or her 401-K Account if the Participant has not incurred a "separation from service" or "disability" as defined in applicable regulations, except as provided in Sec. 10.13.

          SEC. 3.3 HOURS OF SERVICE. "Hours of Service" are determined according to the following subsections with respect to each applicable computation period. The Company may round up the number of Hours of Service at the end of each computation period or more frequently as long as a uniform practice is followed with respect to all employees determined by the Company to be similarly situated for compensation, payroll, and recordkeeping purposes.

     (a) Hours of Service are computed only with respect to service with the Company, Affiliates, and Predecessor Employers and are aggregated for service with all such employers.

     (b) For any portion of a computation period during which a record of hours is maintained for an employee, Hours of Service shall be credited as follows:

          (1) Each hour for which the employee is paid, or entitled to payment, for the performance of duties for his or her employer during the applicable computation period is an Hour of Service.

          (2) Each hour for which the employee is paid, or entitled to payment, by his or her employer on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty, or leave of absence, is an Hour of Service. No more than 501 Hours of Service shall be credited under this paragraph for any single continuous period (whether or not such period occurs in a single computation period). Hours of Service shall not be credited under this paragraph with respect to payments under a plan maintained solely for the purpose of complying with applicable workers' compensation, unemployment compensation, or disability insurance laws or with respect to a payment which solely reimburses the individual for medical or medically related expenses incurred by the employee.

          (3) Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the employer is an Hour of Service. Such Hours of Service shall be credited to the computation period or periods to which the award or agreement for back pay pertains, rather than to the computation period in which the award, agreement, or payment is made. Crediting of Hours of Service for back pay awarded or agreed to with respect to periods described in paragraph (2) shall be subject to the limitations set forth therein.

          (4) Hours under this subsection shall be calculated and credited pursuant to section 2530.200b-2 of the Department of Labor Regulations, which are incorporated herein by this reference.

          (5) The Company may use any records to determine Hours of Service which it considers an accurate reflection of the actual facts.

     (c) For any portion of a computation period during which an employee is within a classification for which a record of hours for the performance of duties is not maintained, the employee shall be credited with 190 Hours of Service for each month for which he or she would otherwise be credited with at least one Hour of Service under subsection (b).

     (d) Nothing in this section shall be construed as denying an employee credit for an Hour of Service if credit is required by any federal law other than ERISA. The nature and extent of such credit shall be determined under such other law.

     (e) In no event shall duplicate credit as an Hour of Service be given for the same hour.

     (f) This subsection shall apply to an individual who has service as (i) either a common law employee or a Leased Employee of (ii) either the Company or an Affiliate. For purposes of determining Hours of Service, such an individual shall be considered an employee of the Company or an Affiliate during any period he or she would have been a Leased Employee of the Company or such Affiliate but for the requirement that he or she must have performed services for the Company or an Affiliate on a substantially full-time basis for a period of at least one year.

          SEC. 3.4 ELIGIBILITY COMPUTATION PERIOD. An employee's first Eligibility Computation Period is the 12-consecutive-month period beginning on his or her Employment Commencement Date. The second Eligibility Computation Period is the Plan Year commencing in said 12-consecutive-month period. Each subsequent Plan Year prior to the end of the Plan Year in which the employee has a 1-Year Break In Service is an Eligibility Computation Period. If subsequent to a 1-Year Break In Service the employee has another Employment Commencement Date, Eligibility Computation Periods for the period beginning on such date shall be computed as though such date were the employee's first Employment Commencement Date.

          SEC. 3.5 YEAR OF ELIGIBILITY SERVICE. A "Year of Eligibility Service" is an Eligibility Computation Period in which an employee has at least 1000 Hours of Service.

          SEC. 3.6 YEAR OF VESTING SERVICE. A "Year of Vesting Service" is a Plan Year in which an employee has at least 1000 Hours of Service. If the Participant has had a 1-Year Break In Service prior to the first day of the first Plan Year beginning in 1985, or a period of five consecutive 1-Year

Breaks In Service ending on or after that date, for purposes of determining the vested percentage of the Participant's Accounts attributable to employer contributions which accrued before such break, any Years of Vesting Service after such break in service shall not be taken into account.

          SEC. 3.7 1-YEAR BREAK IN SERVICE. "1-Year Break In Service" means a Plan Year in which the employee has no Hours of Service. The 1-Year Break In Service shall be recognized as such on the last day of such Plan Year.

     (a) Notwithstanding the provisions of Sec. 3.3, for purposes of determining whether a 1-Year Break In Service has occurred with respect to a Plan Year beginning after 1984, an individual who is absent from work for maternity or paternity reasons shall receive credit for the Hours of Service which would otherwise have been credited to such individual but for such absence, or in any case in which such hours cannot be determined, 8 Hours of Service per day of such absence; provided, however, that the total number of Hours of Service recognized under this subsection shall not exceed 501 hours. The Hours of Service credited under this subsection shall be credited in the Plan Year in which the absence begins if the crediting is necessary to prevent a 1-Year Break In Service in that Plan Year or, in all other cases, in the following Plan Year.

     (b) For purposes of subsection (a), an absence from work for maternity or paternity reasons means an absence that started during a Plan Year beginning after 1984 (i) by reason of the pregnancy of the individual,
          (ii) by reason of the birth of a child of the individual, (iii) by reason of the placement of a child with the individual in connection with the adoption of such child by such individual, or (iv) for purposes of caring for such child for a period beginning immediately following such birth or placement.

          SEC. 3.8 PERIODS OF MILITARY SERVICE. Notwithstanding any provision of this Plan to the contrary, effective December 12, 1994, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Code section 414(u).

                                   ARTICLE IV

                               PLAN PARTICIPATION

          SEC. 4.1 ENTRY DATE. Commencing July 1, 1999, "Entry Date" means January 1 of each Plan Year and each Sunday during the Plan Year.

          SEC. 4.2 ELIGIBILITY FOR PARTICIPATION. Eligibility to participate in the Plan shall be determined as follows:

     (a) An employee will become a Participant in the Plan on the earliest Entry Date on which both of the following requirements are met:

          (1)  The employee is a Qualified Employee.

          (2)  The employee has satisfied one of the following requirements:

               (A) The employee has been continuously employed by the Company throughout the 56-day period preceding the Entry Date.

               (B) The employee has completed one Year of Eligibility Service during an Eligibility Computation Period that ended prior to the Entry Date. For purposes of this subparagraph (B), the Entry Dates shall be deemed to be January 1 and July 1 of each Plan Year.

     (b) If a former Participant is reemployed as a Qualified Employee, the employee will become a Participant again on the date of rehire.

     (c) If a former employee who was not previously a Participant is reemployed as a Qualified Employee, and if the employee's original Employment Commencement Date was at least 56 days prior to the date of rehire, the employee shall become a Participant on the date of rehire.

     (d) If an employee of the Company or an Affiliate who is neither a Participant nor a Qualified Employee is transferred to a position in which he or she is a Qualified Employee, and if the employee's original Employment Commencement Date was at least 56 days prior to the date of transfer, the employee shall become a Participant on the date of transfer.

          SEC. 4.3 DURATION OF PARTICIPATION. A Participant shall continue to be such until the later of:

     (a)  The Participant's Termination of Employment.

     (b) The date all benefits, if any, to which the Participant is entitled hereunder have been distributed from the Fund.

          SEC. 4.4 NO GUARANTEE OF EMPLOYMENT. Participation in the Plan does not constitute a guarantee or contract of employment with the Company. Such participation shall in no way interfere with any rights the Company would have in the absence of such participation to determine the duration of an employee's employment.

                                    ARTICLE V

                                 CONTRIBUTIONS

          SEC. 5.1 SALARY REDUCTION CONTRIBUTIONS. Each Active Participant may elect to have the Company make Salary Reduction Contributions on his or her behalf, subject to the following:

     (a) The Participant may elect to have his or her current earnings reduced by any whole percent the Participant may designate, but not exceeding 15 percent of Certified Earnings (or such other maximum percent as the Company may prescribe from time to time). The salary reduction election shall be in such form and executed subject to such rules as the Company may prescribe. Each election shall apply only to earnings which become payable after the date as of which the election is effective pursuant to this section. Each election shall continue in effect until a new election is made pursuant to this section.

     (b) The Company will make a Salary Reduction Contribution with respect to each Participant in its employ who elects to have earnings for that period reduced pursuant to this section. The amount of the contribution will be equal to the amount by which the Participant's earnings were reduced.

     (c) The salary reduction election may be effective as of the date on which the employee becomes a Participant under Sec. 4.2(a) or the first day of any subsequent payroll period; provided that the employee has filed the election with the Company or its designated agent prior to the deadline established by the Company or its designated agent for the intended effective date. In the case of an individual who becomes a Participant pursuant to Sec. 4.2(b), (c) or (d), the salary reduction election may be effective as of the first day of a payroll period that occurs as soon as administratively feasible following the date the individual becomes a Participant, or the first day of any subsequent payroll period, provided it is filed by the applicable deadline.

     (d) An Active Participant may amend his or her salary reduction election to increase or decrease the contribution rate, or to discontinue making Salary Reduction Contributions effective as of the first day of any payroll period by filing an approved amendment with the Company or its designated agent prior to the deadline established by the Company or its designated agent for that effective date.

     (e) A Participant who has discontinued making contributions may thereafter resume Salary Reduction Contributions as of the first day of any payroll period by filing a new salary reduction election with the Company or its designated agent prior to the deadline established by the Company or its designated agent for the intended effective date.

     (f) All Salary Reduction Contributions by a Participant shall cease when the Participant ceases to be a Qualified Employee.

     (g) Salary Reduction Contributions by a Participant for any calendar year may not exceed $10,000 effective January 1, 1998, and $10,500 effective January 1, 2000, and shall cease at the point that limit is reached during the year. The limit in the previous sentence shall be adjusted for any cost of living increases provided for any calendar year in accordance with regulations issued by the Secretary of the Treasury.

     (h) Notwithstanding the foregoing provisions, if the Participant has received a hardship distribution from this Plan in accordance with Sec. 9.4(a) or from any other plan maintained by the Company or an Affiliate, no Salary Reduction Contributions shall be made to this Plan on behalf of such Participant for 12 months following the date on which the hardship distribution was made. Furthermore, the limit under subsection (g) for the calendar year following the year in which the hardship withdrawal is made shall be reduced by the amount of Salary Reduction Contributions (and any elective contributions to any other plan maintained by the employer) for the calendar year in which the hardship withdrawal was made.

     (i) If a Participant's Salary Reduction Contributions are suspended under subsection (h), the Participant may elect to recommence Salary Reduction Contributions effective as of the first day of the payroll period immediately following the end of the 12-month suspension period, or any subsequent payroll period, by filing a new election with the Company or its designated agent prior to the deadline established from time to time by the Company or its designated agent for the intended effective date.

          SEC. 5.2 MATCHING CONTRIBUTIONS. The Company will make a Matching Contribution for each eligible Participant for each calendar week according to the following:

     (a) Commencing July 1, 1999, the Matching Contribution for each eligible Participant will be determined according to the following schedule:



If the Participant contributed                The Matching Contribution will
the following percent of Certified            be the following percent of the
Earnings as Salary Reduction Con-             Participant's Certified Earnings
tributions for the calendar week:             for the calendar week
-----------------------------------           --------------------------------
Less than 1%                                                       0%
At least 1% but less than 2%                                       3%
2% or more                                                         6%

     (b) To be eligible to receive a Matching Contribution for a particular calendar week, a Participant must have had in effect a salary reduction election during the particular calendar week under which the Participant elected Salary Reduction Contributions of at least 1% of Certified Earnings.

     (c) Notwithstanding that a Participant's actual Salary Reduction Contributions for a particular calendar week may be reduced below 1% of Certified Earnings because of the requirements of Sec. 5.3, Sec.
          5.4 or Sec. 5.6, or because the Participant has reached the limit for the calendar year under Sec. 5.1(g), the Participant will be deemed to have met the "1% rule" of subsection (b) if the Participant had previously made the requisite election and such election would have been in effect throughout the particular calendar week for which the Matching Contribution is to be made if those provisions did not apply. For purposes of applying subsection (a) to calendar weeks beginning with the week in which the Participant reaches the limit under Sec. 5.1(g) or Sec. 5.4, the Participant will be deemed to have made for each such calendar week the Salary Reduction Contribution that would have been made under the Participant's election in effect for the week the limit was reached if such limits did not apply. In all events, however, the total Matching Contribution for any Participant for a calendar year may not exceed 6% of the limit under

          Sec. 2.6(c) on the amount of Certified Earnings that can be recognized by the Plan for that year.

     (d) No Matching Contribution will be made with respect to any amount by which the Participant's Salary Reduction Contributions must be reduced pursuant to Sec. 5.3 or Sec. 5.6. The previous sentence will be applied by assuming that the Participant's Salary Reduction Contributions for the entire Plan Year had been made equally during each calendar week for which the Participant had in effect an election to make such contributions. Any such Matching Contributions which are made by the Company before the amount of the reduction is determined shall be forfeited and shall be applied as a credit against future Matching Contributions by the Company.

     (e) Any Forfeitures occurring pursuant to Sec. 9.2(b) which are not used to reinstate Accounts pursuant to Sec. 9.2(b) (adjusted for any investment earnings or losses on the Plan's Forfeiture Account) shall be credited against the future Matching Contributions due from the Company as soon as administratively feasible after the Forfeiture occurs.

     (f) For purposes of this section, a "calendar week" means the week utilized by the Company for determining overtime entitlements under the Fair Labor Standards Act. As of July 1, 1999, this is the period commencing at 12:01 a.m. on each Sunday.

          SEC. 5.3 ADJUSTMENT OF CONTRIBUTIONS REQUIRED BY CODE SECTION 401(K). If necessary to satisfy the requirements of Code section 401(k), Salary Reduction Contributions shall be adjusted in accordance with the following:

     (a) Each Plan Year, the "deferral percentage" will be calculated for each Active Participant. Each Participant's deferral percentage is calculated by dividing the amount referred to in paragraph (1) by the amount referred to in paragraph (2).

          (1) The total Salary Reduction Contributions (including Excess Deferrals of Highly Compensated Employees distributed under Sec.
               5.4 but excluding Excess Deferrals of Non-Highly Compensated Employees that arise solely from contributions made under plans of the Company or Affiliates), if any, allocated to the Participant's Accounts with respect to the Plan Year.

          (2) The Participant's Compensation with respect to the Plan Year. For purposes of this section, a Participant's "Compensation" for the Plan Year means compensation determined according to a definition selected by the Company for that year which satisfies the requirements of Code section 414(s). The same definition of Compensation shall be used for all Participants for a particular Plan Year, but different definitions may be used for different Plan Years. The Company shall also determine whether Compensation includes or does not include the Salary Reduction Contributions to this Plan and any contributions made pursuant to a salary reduction agreement by or on behalf of the Participant to any other plan which meets the requirements of Code sections 125, 401(k), 402(h)(1)(B), or 403(b), and whether or not it includes amounts paid prior to the date an individual became a Participant. Compensation shall be subject to the limit provided under Sec. 2.6(c).


     (b) Each Plan Year, the average deferral percentage for Active Participants who are Highly Compensated Employees and the average deferral percentage for Active Participants who are Non-Highly Compensated Employees will be calculated. A separate average deferral percentage shall be calculated for Active Participants in a collective bargaining unit who are required to be disaggregated pursuant to Treasury Regulationss. 1.401(k)-1(b)(3)(ii)(B). Such Participants shall be disregarded in calculating the average deferral percentage for Active Participants who are not in such collective bargaining units. In each case, the average is the average of the percentages calculated under subsection
          (a) for each of the employees in the particular group. The deferral percentage for each Participant and the average deferral percentage for a particular group of employees shall be calculated to the nearest one-hundredth of one percent. For the 1997 and 1998 Plan Years, the averages used in applying this section were the averages determined for each group for the current Plan Year. For Plan Years commencing after 1998, the average deferral percentage for Active Participants who are Non-Highly Compensated Employees that is used in applying this section for a particular Plan Year shall be the percentage determined for the preceding Plan Year, unless the Company elects to use the percentage for the current Plan Year in accordance with applicable regulations. If an election is made under the previous sentence to use the percentage for the current Plan Year, it may not be changed for later Plan Years except as provided in applicable regulations (subject to the transition rule for the 1999 Plan Year contained in applicable IRS Notices).

     (c) If the requirements of either paragraph (1) or (2) are satisfied, then no further action is needed under this section:

          (1) The average deferral percentage for Participants who are Highly Compensated Employees is not more than 1.25 times the average deferral percentage for Participants who are Non-Highly Compensated Employees.

          (2) The excess of the average deferral percentage for Participants who are Highly Compensated Employees over the average deferral percentage for Participants who are Non-Highly Compensated Employees is not more than two percentage points, and the average deferral percentage for such Highly Compensated Employees is not more than 2 times the average deferral percentage for such Non-Highly Compensated Employees.

          The requirements of this subsection (c) shall be applied separately with respect to Participants in a collective bargaining unit who are required to be disaggregated pursuant to Treasury Regulation ss. 1.401(k)-1(b)(3)(ii)(B).

     (d) Commencing January 1, 1997, if neither of the requirements of subsection (c) is satisfied, then the Salary Reduction Contributions with respect to Highly Compensated Employees shall be reduced, beginning with the contributions representing the greatest dollar amount per Participant, to the extent necessary to make the aggregate dollar amount of such reductions equal to the amount by which the Salary Reduction Contributions (prior to such reduction) had exceeded the requirements of subsection (c)(1) or (c)(2), whichever is less. Such reduction shall be made in accordance with the methodology prescribed at the time of the reduction by the Internal Revenue Service under Notice 97-2 or other applicable Notices or Treasury Regulations.

     (e) At any time during the Plan Year, the Company may make an estimate of the amount of Salary Reduction Contributions by Highly Compensated Employees that will be permitted under this section for the year and may reduce the percent specified in Sec. 5.1(a) for such

          Participants to the extent the Company determines in its sole discretion to be necessary to satisfy at least one of the requirements in subsection (c).

     (f) If Salary Reduction Contributions with respect to a Highly Compensated Employee are reduced pursuant to subsection (d), the Excess Salary Reduction Contributions shall be distributed, subject to the following:

          (1) For purposes of this subsection, "Excess Salary Reduction Contributions" mean the amount by which Salary Reduction Contributions for Highly Compensated Employees have been reduced under subsection (d).

          (2) Excess Salary Reduction Contributions (adjusted for income or losses allocable thereto as specified in paragraph (3), if any) shall be distributed to Participants on whose behalf such excess contributions were made for the Plan Year no later than the last day of the following Plan Year. Furthermore, the Company shall attempt to distribute such amount by the 15th day of the third month following the Plan Year for which the excess contributions were made to avoid the imposition on the Company of an excise tax under Code section 4979.

          (3) Income or losses allocable to Excess Salary Reduction Contributions for the Plan Year shall be determined by multiplying the amount of income or loss for the Plan Year which is allocable to the Participant's Salary Reduction Contributions by a fraction. The numerator of the fraction is the Participant's Excess Salary Reduction Contributions for the Plan Year. The denominator of the fraction is the total balance in the Participant's Accounts attributable to Salary Reduction Contributions on the first day of the Plan Year, plus Salary Reduction Contributions for the Plan Year.

          (4) The amount of Excess Salary Reduction Contributions and income or losses allocable thereto which would otherwise be distributed pursuant to this subsection shall be reduced, in accordance with regulations, by the amount of Excess Deferrals and income or losses allocable thereto previously distributed to the Participant pursuant to Sec. 5.4 for the calendar year ending with or within the Plan Year.

     (g) The deferral percentage for any Participant who is a Highly Compensated Employee for the Plan Year, and who is eligible to participate in two or more plans with cash or deferred arrangements described in Code section 401(k) to which the Company or an Affiliate contributes, shall be determined as if all employer contributions were made under a single arrangement unless mandatorily disaggregated pursuant to regulations under Code section 401(k). This subsection shall be applied by treating all cash or deferred arrangements with Plan Years ending within the same calendar year as a single arrangement.

     (h) If two or more plans which include cash or deferred arrangements are considered as one plan for purposes of Code section 401(a)(4) or Code section 410(b), the cash or deferred arrangements shall be treated as one for the purposes of applying the provisions of this section unless mandatorily disaggregated pursuant to regulations under Code section 401(k).

     (i) If the entire Account balance of a Highly Compensated Employee has been distributed during the Plan Year in which an excess arose, the distribution shall be deemed to have been a corrective distribution of the excess and income attributable thereto to the extent that a corrective distribution would otherwise have been required under subsection (f) of this section, Sec. 5.4 or Sec. 5.5(f).

     (j) A corrective distribution of excess contributions under subsection (f) of this section, Excess Aggregate Contributions under Sec. 5.5(f), or Excess Deferrals under Sec. 5.4 may be made without regard to any notice or Participant or spousal consent required under Article VIII or X.

     (k) In the event of a complete termination of the Plan during the Plan Year in which an excess arose, any corrective distribution under subsection (f) of this section or Sec. 5.5(f) shall be made as soon as administratively feasible after the termination, but in no event later than 12 months after the date of termination.

     (l) For Plan Years beginning prior to 1999, in the sole discretion of the Company, the provisions of this section may be applied on an aggregate basis to all Participants and their Salary Reduction Contributions, or the Plan may be treated as disaggregated into separate plans under the provisions of Code section 410(b) and Treasury Regulation ss.ss.1.410(b)-6(b)(3) and 1.410(b)-7(c)(3), with each such plan separately satisfying the provisions of this section. For Plan Years commencing on or after January 1, 1999, in addition to the methods permitted under the previous sentence, in the sole discretion of the Company, the provisions of this section may be applied by disregarding all eligible Participants (other than Highly Compensated Employees) who have not met the minimum age and service requirements Of Code section 410(a)(1)(A) to the extent permitted by Code section 401(k)(3)(F) and regulations thereunder.

          SEC. 5.4 DISTRIBUTION OF EXCESS DEFERRALS. Notwithstanding any other provisions of the Plan, Excess Deferrals for a calendar year and income or losses allocable thereto shall be distributed no later than the following April 15 to Participants who claim such Excess Deferrals, subject to the following:

     (a) For purposes of this section, "Excess Deferrals" means the amount of Salary Reduction Contributions for a calendar year that the Participant claims pursuant to the procedure set forth in subsection
          (b) because the total amount deferred for the calendar year exceeds $10,000 commencing in 1998 and $10,500 commencing in 2000 (indexed for inflation for subsequent calendar years in accordance with applicable laws and regulations) or such other limit imposed on the Participant for that year under Code section 402(g).

     (b) The Participant's written claim, specifying the amount of the Participant's Excess Deferral for any calendar year, shall be submitted to the Company no later than the March 1 following such calendar year. The claim shall include the Participant's written statement that if such amounts are not distributed, such Excess Deferrals, when added to amounts deferred under other plans or arrangements described in Code section 401(k), 403(b), or 408(k), exceed the limit imposed on the Participant by Code section 402(g) for the year in which the deferral occurred. A Participant shall be deemed to have submitted such a claim to the extent the Participant has Excess Deferrals for the calendar year taking into account only contributions under this Plan and any other plan maintained by the Company or an Affiliate.

     (c) Excess Deferrals distributed to a Participant with respect to a calendar year shall be adjusted to include income or losses allocable thereto using the same method specified for excess Salary Reduction Contributions under Sec. 5.3(f)(3).

     (d) The amount of Excess Deferrals and income allocable thereto which would otherwise be distributed pursuant to this section shall be reduced, in accordance with applicable regulations, by the amount of excess Salary Reduction Contributions and income allocable thereto previously distributed to the Participant pursuant to Sec. 5.3 for the Plan Year beginning with or within such calendar year, and by the amount of any deferrals properly distributed as excess annual additions under Sec. 6.1.

          SEC. 5.5 ADJUSTMENT OF CONTRIBUTIONS REQUIRED BY CODE SECTION 401(M). After the provisions of Sec. 5.3 and Sec. 5.4 have been satisfied, the requirements set forth in this section must also be met. If necessary to satisfy the requirements of Code section 401(m), Matching Contributions shall be adjusted in accordance with the following:

     (a) Each Plan Year, the "contribution percentage" will be calculated for each Active Participant (other than an Active Participant who is in a collective bargaining unit required to be disaggregated pursuant to Treasury Regulation ss. 1.401(m)-1(b)(3)(ii)). Each Participant's contribution percentage is calculated by dividing the amount referred to in paragraph (1) by the amount referred to in paragraph (2).

          (1) The total Matching Contributions under Sec. 5.2. The Company may also elect to include all or part of the Salary Reduction Contributions to be allocated to the Participant's Accounts with respect to that Plan Year, provided that the requirements of Treasury Regulation ss.1.401(m)-1(b) are satisfied and provided that the requirements of Sec. 5.3 are met before such contributions are used under this section and continue to be met after the exclusion for purposes of Sec. 5.3 of those contributions that are used to satisfy the requirements of this section. However, any Matching Contributions that are forfeited, either to correct excess contributions under subsection (f) of this section, or because the contributions to which they relate are Excess Salary Reduction Contributions under Sec. 5.3, Excess Deferrals under Sec. 5.4 or excess contributions under subsection
               (f) of this section, shall be disregarded.

          (2) The Participant's Compensation with respect to the Plan Year For purposes of this section, "Compensation" has the same meaning as provided in Sec. 5.3(a)(2).

     (b) Each Plan Year, the average contribution percentage of Active Participants who are Highly Compensated Employees and the average contribution percentage for Active Participants who are Non-Highly Compensated Employees will be calculated. In each case, the average is the average of the percentages calculated under subsection (a) for each of the employees in the particular group. In calculating such average contribution percentages, Participants employed in a collective bargaining unit required to be disaggregated pursuant to Treasury Regulationss. 1.401(m)-1(b)(3)(ii) shall be disregarded. The contribution percentage for each Participant and the average contribution percentage for a particular group of employees shall be calculated to the nearest one-hundredth of one percent. For the 1997 and 1998 Plan Years, the averages used in applying this section were the averages determined for each group for the current Plan Year. For Plan Years commencing after 1998, the average contribution percentage for Active Participants who are Non-Highly Compensated Employees that is used in applying this section for a particular Plan Year shall be the percentage determined for the preceding Plan Year, unless the Company elects to use the percentage for the current Plan Year in accordance with applicable regulations. If an election is made under the previous sentence to use the percentage for the current Plan Year, it may not be changed for later Plan Years except as provided in applicable regulations (subject to the transition rule for the 1999 Plan Year contained in applicable IRS Notices).

     (c) If the requirements of either paragraph (1) or (2) are satisfied, then no further action is needed under this section:

          (1) The average contribution percentage for Participants who are Highly Compensated Employees is not more than 1.25 times the average contribution percentage for Participants who are Non-Highly Compensated Employees.

          (2) The excess of the average contribution percentage for Participants who are Highly Compensated Employees over the average contribution percentage for Participants who are Non-Highly Compensated Employees is not more than two percentage points, and the average contribution percentage for such Highly Compensated Employees is not more than 2 times the average contribution percentage for such Non-Highly Compensated Employees.

     (d) Commencing January 1, 1997, if neither of the requirements of subsection (c) is satisfied, then the Matching Contributions with respect to Highly Compensated Employees shall be reduced, beginning with the contributions representing the greatest dollar amount per Participant, to the extent necessary to make the aggregate dollar amount of such reductions equal to the amount by which the Matching Contributions (prior to such reduction) had exceeded the requirements of subsection (c)(1) or (c)(2), whichever is less. Such reduction shall be made in accordance with the methodology prescribed at the time of the reduction by the Internal Revenue Service under Notice 97-2 or other applicable Notices or Treasury Regulations.

     (e) At any time during the Plan Year, the Company may make an estimate of the amount of Matching Contributions on behalf of Highly Compensated Employees that will be permitted under this section for the year. If the Company determines in its sole discretion that reductions are necessary to assure that at least one of the requirements in subsection (c) are satisfied, the Company may take written action amending Sec. 5.2 to reduce or eliminate Matching Contributions for Highly Compensated Employees with respect to Certified Earnings to be paid from the date such action is adopted to the end of the Plan Year.

     (f) If contributions with respect to a Highly Compensated Employee are reduced pursuant to subsection (d), the Excess Aggregate Contributions shall be treated as follows:

          (1) For purposes of this subsection, "Excess Aggregate Contributions" mean the amount by which Matching Contributions must be reduced under subsection (d).

          (2) Excess Matching Contributions (adjusted for income or losses allocable thereto) shall be forfeited (if otherwise forfeitable under the provisions of Sec. 9.2 if the Participant were to terminate employment on the last day of the Plan Year for which the contribution was made). Excess Matching Contributions which are non-forfeitable (adjusted for income or losses allocable thereto) shall be distributed to Participants on whose behalf such excess contributions were made for the Plan Year no later than the last day of the following Plan Year. Furthermore, the Company shall attempt to distribute such amount by the 15th day of the third month following the Plan Year for which the excess contributions were made to avoid the imposition on the Company of an excise tax under Code section 4979.

          (3) Income or losses allocable to Excess Aggregate Contributions shall be determined in the same manner specified for Excess Salary Reduction Contributions under Sec. 5.3(f)(3).

          (4) Amounts forfeited by Highly Compensated Employees pursuant to paragraph (2) shall be applied to reduce future Matching Contributions as provided in Sec. 5.2.

     (g) The contribution percentage for any Participant who is a Highly Compensated Employee for the Plan Year, and who is eligible to make nondeductible employee contributions or to receive matching contributions under two or more plans described in Code section 401(a) that are maintained by the Company or any Affiliate, shall be determined as if all such contributions were made under a single arrangement unless mandatorily disaggregated pursuant to regulations under Code section 401(m).

     (h) If two or more plans maintained by the Company or Affiliates are treated as one plan for purposes of satisfying the eligibility requirements of Code section 410(b), those plans must be treated as one plan for purposes of applying the provisions of this section unless mandatorily disaggregated pursuant to regulations under Code section 401(m).

     (i) For Plan Years beginning prior to 1999, in the sole discretion of the Company, the provisions of this section may be applied on an aggregate basis to all Participants and their Matching Contributions, or the Plan may be treated as disaggregated into separate plans under the provisions of Code section 410(b) and Treasury Regulationss.ss.1.410(b)-6(b)(3) and 1.410(b)-7(c)(3), with each such plan separately satisfying the provisions of this section. For Plan Years commencing on or after January 1, 1999, in addition to the methods permitted under the previous sentence, in the sole discretion of the Company, the provisions of this section may be applied by disregarding all eligible Participants (other than Highly Compensated Employees) who have not met the minimum age and service requirements of Code section 410(a)(1)(A) to the extent permitted by Code section 401(m)(5)(C) and regulations thereunder

     (j) Notwithstanding the foregoing, if neither subparagraph (c)(1) of this section nor Sec. 5.3(c)(1) was satisfied for a particular Plan Year, the requirements set forth in Sec. 5.6 must also be satisfied.

          SEC. 5.6 MULTIPLE USE OF THE ALTERNATIVE LIMITATIONS. If neither Sec. 5.3(c)(1) nor Sec. 5.5(c)(1) was satisfied for a particular Plan Year, the following additional requirements must also be satisfied:

     (a) The sum of the following two amounts must not exceed the greater of the limit determined under subsection (b) or the limit determined under subsection (c):

          (1) The average deferral percentage for Highly Compensated Employees (determined under Sec. 5.3(b) following any adjustments required by Sec. 5.3).

          (2) The average contribution percentage for Highly Compensated Employees (determined under Sec. 5.5(b) following any adjustments required by Sec. 5.5).

     (b)  The limit under this subsection is the sum of the following amounts:

          (1)  1.25 multiplied by the greater of:

               (A) The average deferral percentage for Non-Highly Compensated Employees (determined under Sec. 5.3(b) following any adjustments required by Sec. 5.3), or

               (B) The average contribution percentage for Non-Highly Compensated Employees (determined under Sec. 5.5(b) following any adjustments required by Sec. 5.5).

          (2)  Two percentage points plus the lesser of:

               (A) The average deferral percentage for Non-Highly Compensated Employees, or

               (B) The average contribution percentage for Non-Highly Compensated Employees.

               Notwithstanding the foregoing, the amount under this paragraph
               (2) cannot exceed the lesser of (A) or (B) above, multiplied by two, or such other limit as may be prescribed by Treasury Regulations.

     (c) The limit under this subsection (c) is the amount that would be determined under subsection (b) by:

          (1) Substituting "lesser" for "greater" in paragraph (1) of subsection (b), and

          (2) Substituting "greater" for "lesser" each place that word appears in paragraph (2) of subsection (b).

     (d) If the amount determined under subsection (a) exceeds the greater of the limits determined under subsections (b) and (c), an additional amount must be treated as Excess Salary Reduction Contributions and distributed under Sec. 5.3. In addition, any Matching Contributions attributable to those Salary Reduction Contributions shall be treated as forfeited and shall be applied as a credit against future contributions from the Company. Appropriate adjustments under this subsection must be made pursuant to Treasury regulations until the sum of the average deferral percentage and average contribution percentage for Highly Compensated Employees is equal to the greater of the limits determined under subsections (b) and (c).

     (e) For Plan Years commencing after 1996, this section shall be applied in accordance with the provisions of IRS Notice 97-2 or other applicable Notices or Treasury Regulations.

          SEC. 5.7 TIME OF CONTRIBUTIONS. Salary Reduction Contributions and Matching Contributions for a Plan Year shall be paid to the Funding Agency no later than the time (including extensions thereof) prescribed by law for filing the Company's federal income tax return for the tax year in which the Plan Year ends. Salary Reduction Contributions shall be paid to the Funding Agency no later than 12 months following the end of the Plan Year, if earlier. In addition, Salary Reduction Contributions or Matching Contributions shall be paid to the Funding Agency by any earlier date that may be specified in Treasury or Department of Labor regulations.

          SEC. 5.8 ALLOCATIONS. Contributions under Sections 5.1 and 5.2 shall be allocated to the Accounts of Participants as follows:

     (a) Salary Reduction Contributions with respect to each Participant electing deferrals pursuant to Sec. 5.1 for a Plan Year shall be allocated to the 401-K Account of each such Participant as of the last day of the Plan Year.

     (b) Matching Contributions for a Plan Year, and the Forfeitures credited against such Contributions, shall be allocated to the Matching Account of each eligible Participant as of the last day of the Plan Year.

     (c) Allocations shall be reflected in Accounts as provided in Article VII. However, the Funding Agency shall treat contributions as though they had been allocated to the Accounts as of the Valuation Date coinciding with or next following the date they were deposited with the Funding Agency as provided in Sec. 7.2(b) for purposes of allocating investment gains and losses pursuant to Sec. 7.2 and Sec. 7.3.

     (d) Salary Reduction Contributions and Matching Contributions for a Plan Year which are deposited with the Funding Agency after the end of that Plan Year but prior to the deadline specified in Sec. 5.7 shall also be allocated to the appropriate 401-K Account or Matching Account as of the last day of that Plan Year except to the extent the Company determines that it is necessary to treat some or all of such contributions as being contributions for the Plan Year in which they are deposited with the Funding Agency in order to satisfy the requirements of Sec. 5.3 or Sec. 5.5.

          SEC. 5.9 LIMITATIONS ON CONTRIBUTIONS. In no event shall the contributions under this Article for any Plan Year exceed the lesser of:

     (a) The maximum amount allowable as a deduction in computing the Company's taxable income for that Plan Year for federal income tax purposes.

     (b) The aggregate amount of the contributions by the Company that may be allocated to Accounts of Participants under the provisions of Article VI.

                                   ARTICLE VI
                           LIMITATION ON ALLOCATIONS

          SEC. 6.1 LIMITATION ON ALLOCATIONS. Notwithstanding any provisions of the Plan to the contrary, allocations to Participants under the Plan shall not exceed the maximum amount permitted under Code section 415. For purposes of the preceding sentence, the following rules shall apply unless otherwise provided in Code section 415:

     (a) The Annual Additions with respect to a Participant for any Plan Year shall not exceed the lesser of:

          (1) $30,000, adjusted for each Plan Year to reflect cost of living increases for that Plan Year published by the Secretary of the Treasury.

          (2)  25% of the Compensation of such Participant for such Plan Year.

     (b) If a Participant is also a participant in one or more other defined contribution plans maintained by the Company or an Affiliate, and if the amount of employer contributions and forfeitures otherwise allocated to the Participant for a Plan Year must be reduced to comply with the limitations under Code section 415, such allocations under this Plan and each of such other plans shall be reduced pro rata in the sequence specified in subsection (c), and pro rata within each category within that sequence, to the extent necessary to comply with said limitations, except that reductions to the extent necessary shall be made in allocations under profit sharing plans and stock bonus plans before any reductions are made under money purchase plans.

     (c) If for any Plan Year the limitation described in subsection (a) would otherwise be exceeded by contributions to this Plan with respect to any Participant, the Participant's Annual Additions shall be adjusted in the following sequence, but only to the extent necessary to reduce Annual Additions to the level permitted in subsection (a):

          (1) The Participant's after-tax voluntary employee contributions under other plans for the Plan Year, if any, (adjusted for investment gains and losses) shall be refunded to the Participant during the Plan Year or as soon as reasonably possible following the end of the Plan Year.

          (2) The Participant's Salary Reduction Contributions for the Plan Year, if any, shall be reduced, and that amount (adjusted for investment gains and losses on such amount pursuant to applicable regulations) shall be refunded to the Participant.

          (3) If, after the adjustments in paragraphs (1) and (2) there is an excess amount with respect to a Participant for a Plan Year, such excess amount shall be held unallocated in a suspense account. The suspense account will be applied to reduce future employer contributions for all Participants in the current Plan Year, the next Plan Year, and in each succeeding Plan Year, if necessary. The suspense account will participate in the allocation of the investment gains and losses of the Fund and the value of such account will be considered in valuing other Accounts under the Plan.

          (4) Any amounts refunded under paragraphs (1) or (2) shall be disregarded for purposes of applying the limits under Sec. 5.3, Sec. 5.4 and Sec. 5.5.

     (d) If the Participant is also a participant in one or more defined benefit plans maintained by the Company or an Affiliate, the sum of the Participant's defined benefit plan fraction and defined contribution plan fraction, determined according to Code section 415(e), for any Plan Year may not exceed 1.0. If the sum of a Participant's defined benefit fraction and defined contribution fraction would otherwise exceed 1.0 for any Plan Year, the benefits provided under the defined benefit plan or plans shall be reduced to the extent necessary to reduce the sum of the fractions to 1.0. This subsection ceases to apply effective January 1, 2000.

     (e) For purposes of this section, "Annual Additions" means the sum of the following amounts allocated to a Participant for a Plan Year under this Plan and all other defined contribution plans maintained by the Company or an Affiliate in which he or she participates:

          (1) Employer contributions, including Salary Reduction Contributions made under this Plan. Excess Salary Reduction Contributions, and Excess Aggregate Contributions which are distributed under the provisions of Article V are included in Annual Additions, but Excess Deferrals which are distributed under Sec. 5.4 are not included in Annual Additions.

          (2)  Forfeitures, if any.

          (3)  Voluntary non-deductible contributions, if any.

          (4) Amounts attributable to medical benefits as described in Code sections 415(1)(2) and 419A(d)(2).

          An Annual Addition with respect to a Participant's Accounts shall be deemed credited thereto with respect to a Plan Year if it is allocated to the Participant's Accounts under the terms of the Plan as of any date within such Plan Year.

     (f) For purposes of this section, "Compensation" means an employee's earned income, wages, salaries, fees for professional services and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the Company and Affiliates to the extent that the amounts are includible in gross income (including, but not limited to, commissions, compensation for services on the basis of a percentage of profits, tips, bonuses, fringe benefits, and reimbursements or other expense allowances under a nonaccountable plan described in Treasury Regulation ss. 1.62-2(c)), subject to the following:

          (1) Compensation excludes the Salary Reduction Contributions to this Plan, any elective salary reduction contributions to any other plan which meets the requirements of Code sections 125, 401(k), 402(h)(1)(B) or 403(b), any other employer contributions to a plan of deferred compensation which are not includible in the employee's gross income for the taxable year in which contributed, any distributions from a plan of deferred compensation, and any other amounts which receive special tax benefits. However, any amounts received by an employee pursuant to an unfunded non-qualified plan of deferred compensation may be considered as Compensation in the year such amounts are includible in the employee's gross income. Notwithstanding the foregoing, for Plan Years commencing on or after January 1, 1998, Compensation includes the Salary Reduction Contributions to this Plan and any other elective deferrals which are not includible in the gross income of the employee under Code sections 125, 401(k), 402(h)(1)(B), 403(b) or 457.

          (2) Compensation excludes amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) either becomes transferable or is no longer subject to a substantial risk of forfeiture.

                                   ARTICLE VII
                              INDIVIDUAL ACCOUNTS

          SEC. 7.1 ACCOUNTS FOR PARTICIPANTS. The following Accounts may be established under the Plan for a Participant:

     (a) A 401-K Account and a Matching Account shall be established for each Participant who makes or receives contributions allocable to such an Account.

     (b) A Rollover Account shall be established for each Participant who makes a Rollover Contribution, as provided by Sec. 7.5.

     (c) The Funding Agency shall also maintain a Forfeiture Account for the Plan (which may be divided into multiple subaccounts) to hold amounts which have become Forfeitures under Sec. 9.2(b), and investment earnings and losses allocable to such amounts, until they are used to reinstate Accounts under Sec. 9.2(b) or applied as credits against Matching Contributions as provided in Sec. 5.2.

More than one of any of the above types of Accounts may be established if required by the Plan or if considered advisable by the Company in the administration of the Plan. Except as expressly provided herein to the contrary, the Fund shall be held and invested on a commingled basis, Accounts shall be for bookkeeping purposes only, and the establishment of Accounts shall not require any segregation of Fund assets.

          SEC. 7.2 VALUATION PROCEDURE. As of each Valuation Date, the value of each Account shall be adjusted to reflect the effect of distributions, transfers, withdrawals, income, realized and unrealized profits and losses, contributions, and all other transactions with respect to the Account since the next preceding Valuation Date, as follows:

     (a) The value of each Account determined in accordance with this section as of the preceding Valuation Date (and adjusted as provided in subsection (c) below) shall be adjusted to reflect any investment gains, losses or expenses credited to or charged against the Account by the Funding Agency pursuant to Sec. 7.3.

     (b) There shall be added to the adjusted value of each Account the amount of any contributions made for that Account pursuant to Article V which were received by the Funding Agency during the period subsequent to the Funding Agency's cut-off deadline on the preceding Valuation Date and ending at the cut-off deadline on the current Valuation Date.

     (c) From the value of each Account determined as of the next preceding Valuation Date, there shall be deducted the amount of all distributions and withdrawals, if any, made from the Account since the preceding Valuation Date.

     (d) The Plan's Forfeiture Account shall be adjusted as of each Valuation Date to reflect any investment earnings and losses on the investments held for that Account, transfers into that Account of amounts which have become Forfeitures under Sec. 9.2(b), and withdrawals from that Account to be applied as credits against Matching Contributions pursuant to Sec. 5.2.

          SEC. 7.3 INVESTMENT OF ACCOUNTS. Each Participant shall direct the investment of his or her Accounts, subject to the following:

     (a) The Company shall determine the class or classes of investments which will be made available as investment options under this Plan from time to time. The Company may in its sole discretion add additional options, merge options, or delete existing options at any time. If one or more existing investment options are to be replaced by one or more new options, and the Participant does not direct how his or her Accounts are to be invested in the new options, the transfers from old to new options shall be made pursuant to such rules and procedures as the Company establishes for this purpose, and the resulting investments shall continue to be held for the Participant until the Participant files a new investment direction.

     (b) All investment directions shall be submitted to the Company, or to such agent or agents as may be designated from time to time by the Company for this purpose, pursuant to such procedures as the Company or its agent may establish. Each investment direction shall remain in effect until a new investment direction is properly made by the Participant. An initial investment direction shall be made by the Participant when an Account is first established for the Participant. A Participant may change the investment of existing Account balances and/or future contributions effective as of such dates as may be authorized by the Company or its designated agent from time to time. All investment directions under this subsection must be in whatever increments for each investment option that the Company or its designated agent may establish from time to time. Each investment direction must be received by the Company, or by an agent appointed by the Company for this purpose, prior to the deadline established from time to time by the Company or its agent for the date it is to be effective (which deadline can vary depending on the type of direction or the manner in which the direction is made). Each such investment direction will be implemented within a reasonable period of time, as determined by the Company or its designated agent and by the Funding Agency, after the direction is received by the Funding Agency.

     (c) All investment directions by a Participant shall be complete as to the terms of the investment transaction. Separate investment directions may be made for the investment of existing Account balances and the investment of future contributions on behalf of the Participant. No Funding Agency shall have any obligation whatsoever to invest or manage any assets held in a Participant's Accounts, its sole duty being to follow within a reasonable period of time all proper directions of the Participant which are made in accordance with the Plan and which are not contrary to ERISA. It is intended that this Plan will satisfy the requirements of Section 404(c) of ERISA to the extent possible. If a Participant fails to provide directions as to the investment of any cash held in his or her Accounts, the Company or its designated agent may in its sole discretion designate an investment vehicle to be used to hold such funds.

     (d) All earnings and losses on the investments held for each of the Participant's Accounts shall be credited directly to such Account, and the Account shall be charged with all expenses attributable to such investments. If assets of an Account are commingled for investment with assets of other Accounts, all such Accounts shall share proportionately in the investment experience of and expenses chargeable to the commingled fund according to a method which the Funding Agency determines in its sole discretion to be reasonable. The Funding Agency may also charge to each such Account such portion of the general expenses of the Fund as the Funding Agency determines in its sole discretion to be reasonable. The Company may in its discretion pay some or all of the fees and expenses that would otherwise be charged to some or all of the Accounts of certain Participants or of all Participants.

     (e) Following the death of the Participant, each of his or her Beneficiaries shall have the right to direct the investment of the portion of the Participant's Accounts held on behalf of the Beneficiary. An "alternate payee" pursuant to the terms of a qualified domestic relations order shall have the right to direct the investment of the Accounts held on behalf of the alternate payee after the order is determined to be qualified, unless the order specifically provides to the contrary. In each such case the directions shall be subject to the same terms and conditions as applied to the Participant.

     (f) The Funding Agency shall at all times retain title to all assets held for Accounts, and shall have the voting power with respect to all stock or other securities held for Accounts, unless that voting power has been delegated in writing to an investment manager or other entity or individual.

     (g) All investment directions shall be in accordance with such rules and regulations as the Company or the Funding Agency may establish from time to time for this purpose. The Plan's Forfeiture Account shall be invested in such investments as the Company may designate from time to time for this purpose.

     (h) Each Account shall be valued by the Funding Agency at fair market value as of each Valuation Date and at such other times as may be necessary for the proper administration of the Plan. If fair market value of an asset is not available, it shall be deemed to be fair value as determined in good faith by the Company or other Named Fiduciary assigned such function, or if such asset is held in trust and the trust agreement so provides, as determined in good faith by the trustee. If any portion of the fund is invested in a contract issued by an insurance company, of a type sometimes referred to as a "guaranteed income contract", under which the insurance company pays a guaranteed minimum rate of interest for a stated period of time, and if no event has occurred that will result in repayment of principal at a discounted value, the fair market value of the contract shall be deemed to be its book value.

     (i) Notwithstanding anything herein to the contrary, if the Plan receives a recovery on an investment (including, but not limited to, a recovery from the Federal Deposit Insurance Corporation, a state insurance guaranty association or the Security Industry Protection Corporation, or a recovery under federal or state securities laws) which recovery is earmarked by the paying entity as attributable to a specific Participant or Beneficiary, the amount recovered shall be allocated only to the Account(s) of such Participant or Beneficiary, and the Accounts of other Participants and Beneficiaries shall not share in the recovery. The Company shall make appropriate adjustments in allocations of investment earnings and losses and Account values to reflect the provisions of this subsection.

     (j) Notwithstanding the foregoing or any other provision of the Plan to the contrary, the Company may establish rules delaying the effective date of investment directions, or establishing blackout periods during which investment directions, distributions, in-service withdrawals, loans, or other transactions will not be processed, as the Company determines is advisable for the administration of the Plan; provided, however, that such delay or blackout period may not exceed such period as may be permitted by regulations under Code section 411(d)(6).

          SEC. 7.4 PARTICIPANT STATEMENTS. Each Plan Year the Company may cause each Participant to be provided with a statement of Account balances as of the end of the immediately preceding Plan Year.

          SEC. 7.5 ROLLOVER ACCOUNTS. At the request of a Qualified Employee and with the consent of the Company or its designated agent, the Plan may accept a transfer to the Fund of an amount that constitutes a Rollover Contribution. The Company or its designated agent shall grant such consent only if it determines that the amount to be transferred will constitute a proper Rollover Contribution. Notwithstanding any provisions of the Plan to the contrary, the following shall apply with respect to a Rollover Contribution:

     (a) A Rollover Account shall be established for each employee who makes a Rollover Contribution. From the date the assets of the Rollover Contribution are transferred to the Fund through the first Valuation Date following such transfer, the Rollover Account shall be valued at the fair market value of said assets on the date of such transfer.

     (b) The employee shall be treated the same as a Participant hereunder from the time of the transfer, but shall not actually be a Participant and shall not be eligible to receive an allocation of employer contributions or Forfeitures or to make employee contributions until he or she has satisfied the requirements of Article IV.

     (c) For purposes of this section, "Rollover Contribution" means a contribution of an amount which may be rolled over to this Plan pursuant to Code section 401(a)(31), 402(c), 403(a)(4), 408(d)(3), or any other provision of the Code which may permit rollovers to this Plan from time to time.

                                  ARTICLE VIII
                           DESIGNATION OF BENEFICIARY

          SEC. 8.1 PERSONS ELIGIBLE TO DESIGNATE. Any Participant may designate a Beneficiary to receive any amount payable from the Fund as a result of the Participant's death, provided that the Beneficiary survives the Participant. The Beneficiary may be one or more persons, natural or otherwise. By way of illustration, but not by way of limitation, the Beneficiary may be an individual, trustee, executor, or administrator. The Beneficiary with respect to one Account may be different from the Beneficiary with respect to another Account. A Participant may also change or revoke a designation previously made, without the consent of any Beneficiary named therein.

          SEC. 8.2 SPECIAL REQUIREMENTS FOR MARRIED PARTICIPANTS. Notwithstanding the provisions of Sec. 8.1, if a Participant is married at the time of his or her death, the Beneficiary shall be the Participant's spouse unless the spouse has consented in writing to the designation of a different Beneficiary, the spouse's consent acknowledges the effect of such designation, and the spouse's consent is witnessed by a representative of the Plan or a notary public. Such consent shall be deemed to have been obtained if it is established to the satisfaction of the Company that such consent cannot be obtained because there is no spouse, because the spouse cannot be located, or because of such other circumstances as may be prescribed by federal regulations. Any consent by a spouse shall be irrevocable. Any designation of a Beneficiary which has received spousal consent may be changed (other than by being revoked) without spousal consent only if the consent by the spouse expressly permits subsequent designations by the Participant without any requirement for further consent by the spouse. Any such consent shall be valid only with respect to the spouse who signed the consent, or in the case of a deemed consent, the designated spouse.

          SEC. 8.3 FORM AND METHOD OF DESIGNATION. Any designation or a revocation of a prior designation of Beneficiary shall be in writing on a form acceptable to the Company and shall be filed with the Company. The Company and all other parties involved in making payment to a Beneficiary may rely on the latest Beneficiary designation on file with the Company at the time of payment or may make payment pursuant to Sec. 8.4 if an effective designation is not on file, shall be fully protected in doing so, and shall have no liability whatsoever to any person making claim for such payment under a subsequently filed designation of Beneficiary or for any other reason.

          SEC. 8.4 NO EFFECTIVE DESIGNATION. If there is not on file with the Company an effective designation of Beneficiary by a deceased Participant, the Beneficiary shall be the person or persons surviving the Participant in the first of the following classes in which there is a survivor, share and share alike:

     (a)  The Participant's spouse.

     (b) The Participant's children, except that if any of the Participant's children predecease the Participant but leave issue surviving the Participant, such issue shall take by right of representation the share their parent would have taken if living.

     (c)  The Participant's parents.

     (d)  The Participant's brothers and sisters.

     (e)  The Participant's estate.

Determination of the identity of the Beneficiary in each case shall be made by the Company.

          SEC. 8.5 SUCCESSOR BENEFICIARY. If a Beneficiary who survives the Participant subsequently dies before receiving all payments to which the Beneficiary was entitled, the successor Beneficiary, determined in accordance with the provisions of this section, shall be entitled to the balance of any remaining payments due. A Beneficiary who is not the surviving spouse of the Participant may not designate a successor Beneficiary. A Beneficiary who is the surviving spouse may designate a successor Beneficiary only if the Participant specifically authorized such designations on the Participant's Beneficiary designation form. If a Beneficiary is permitted to designate a successor Beneficiary, each such designation shall be made according to the same rules (other than Sec. 8.2) applicable to designations by Participants. If a Beneficiary is not permitted to designate a successor Beneficiary, or is permitted to do so but fails to make such a designation, the balance of any payments remaining due will be payable to a contingent Beneficiary if the Participant's Beneficiary designation so specifies, and otherwise to the estate of the deceased Beneficiary.

          SEC. 8.6 INSURANCE CONTRACT. Notwithstanding the foregoing provisions of this Article VIII, as to benefits payable under a contract issued by an insurance company, said contract shall govern the designation of Beneficiary entitled to benefits thereunder except to the extent the contract is inconsistent with the provisions of Sec. 8.2 or Sec. 10.1.

                                   ARTICLE IX
                              BENEFIT REQUIREMENTS

          SEC. 9.1 BENEFIT ON RETIREMENT OR DISABILITY. If a Participant's Termination of Employment occurs (for any reason other than death) after either of the following events, the Participant shall be 100% vested and shall be entitled to a benefit equal to the value of all of his or her Accounts determined as of the Valuation Date coincident with or next following the Termination of Employment:

     (a)  The Participant has reached age 65.

     (b) The Participant's Termination of Employment has occurred due to a bodily injury or disease which the Company determines, based on competent medical evidence, makes the Participant permanently disabled from performing the normal duties of his or her position with the Company.

The benefit shall be paid at the times and in the manner determined under
Article X.

          SEC. 9.2 OTHER TERMINATION OF EMPLOYMENT. If a Participant's Termination of Employment occurs (for any reason other than death) under circumstances such that the Participant is not entitled to a benefit under Sec. 9.1, the Participant shall be entitled to a benefit equal to the value of all of his or her Accounts other than the Participant's Matching Account and also a benefit equal to the vested percentage of the value of the Participant's Matching Account, determined as of the Valuation Date coincident with or next following the Termination of Employment, subject, however, to the following:

     (a) The vested percentage shall depend upon the number of the Participant's Years of Vesting Service at the time of the Termination of Employment, as follows:




                                  Vesting Schedule

            Years of Vesting Service                    Vested Percentage
            ------------------------                    -----------------
                Less than 2                                     0%
                2 but less than 3                              25%
                3 but less than 4                              50%
                4 but less than 5                              75%
                5 or more                                     100%


     (b) The portion of the Matching Account that is not vested shall be treated as a separate subaccount of the Participant's Matching Account. The disposition of that portion of the Matching Account shall be as provided below:

          (1)  Notwithstanding anything in Sec. 10.1 to the contrary:

               (A) If the remaining value of the Participant's Accounts (other than the nonvested portion of the Matching Account) is $3,500 or less, the entire benefit will be distributed as soon as reasonably possible following the Termination of

                    Employment. The nonvested portion of the Matching Account shall be recognized as a Forfeiture as of the date on which the distribution occurs (or the date of the Termination of Employment if the Participant is 0% vested).

               (B) If the remaining value of the Participant's Accounts (other than the nonvested portion of the Matching Account) is more than $3,500, the Participant may elect in accordance with Sec. 10.1 to receive the entire benefit to which he or she is entitled only in a lump sum (or through the purchase of an annuity contract where otherwise permitted by Sec. 10.1). The nonvested portion of the Matching Account shall be recognized as a Forfeiture as of the date on which the distribution occurs.

               (C) In all events, if the Participant incurs a period of five consecutive 1-Year Breaks In Service, the nonvested portion of the Matching Account shall be recognized as a Forfeiture as of the date on which the break occurs. Upon a Forfeiture under this subparagraph, subparagraph (B) shall cease to apply to the Participant.

          (2) The Participant shall lose all claim to the nonvested portion of the Matching Account when the Forfeiture occurs. The value of the nonvested portion of the Matching Account shall be transferred to the Plan's Forfeiture Account as of the date on which the Forfeiture occurs and allocated as provided in this section and Sec. 5.2.

          (3) If the Participant resumes employment covered under the Plan before the Participant has a period of five consecutive 1-Year Breaks In Service:

               (A) Any nonvested portion of the Participant's Matching Account which has not become a Forfeiture shall be reinstated to the Matching Account of the Participant.

               (B) If the Participant was 0% vested in a Matching Account when the Forfeiture occurred, the Matching Account will be restored to its value on the date the Forfeiture occurred.

               (C) If the Participant received a distribution pursuant to subparagraph (1)(A) or (B), he or she may repay to the Plan the full amount of the distribution attributable to employer contributions (including Salary Reduction Contributions) at any time prior to the earlier of (i) the date he or she has a period of five consecutive 1-Year Breaks In Service, or
                    (ii) the fifth anniversary of the date on which the Participant was reemployed. If such a repayment is made, an amount shall be restored to the Participant's Matching Account not later than the end of the Plan Year in which the repayment is made equal to the value of the Forfeiture on the date the Forfeiture occurred.

          (4) If a Participant referred to in paragraph (3) is not 100% vested in the reinstated Matching Account upon a subsequent Termination of Employment, the benefit to which the Participant is entitled therefrom shall be determined as of the Valuation Date coincident with or next following the subsequent Termination of Employment as follows:

               (A) To the value of such reinstated Account determined as of such Valuation Date there shall be added the amount of the benefit from the Account which the Participant received as a result of the prior Termination of Employment.

               (B) The applicable vested percentage from the vesting schedule shall be applied to such sum.

               (C) From the result obtained in (B), there shall be subtracted the amount added to the value of the reinstated Account under (A).

          (5)  The amount required to reinstate an Account pursuant to paragraph
               (3) shall be provided from the following sources in the priority indicated:

               (A) Amounts forfeited under this subsection (b) held in the Plan's Forfeiture Account.

               (B) Employer contributions for the Plan Year designated for this purpose.

          (6) If an individual who was not 100% vested is reemployed after a period of five consecutive 1-Year Breaks In Service and if at the time of reemployment the individual still has a Matching Account in the Plan relating to pre-break service, such Account shall be treated as a separate Account to which no additional employer contributions may be allocated.

     (c) The benefit under this section shall be paid at the times and in the manner determined under Article X.

          SEC. 9.3 DEATH. If a Participant's Termination of Employment is the result of death, his or her Beneficiary shall be entitled to a benefit equal to the value of all of the Participant's Accounts determined as of the Valuation Date coincident with or next following the date of death. Such benefit shall be paid at the times and in the manner determined under Article X. If a Participant's death occurs after his or her Termination of Employment, distribution of the balance of the Participant's Accounts shall be made to the Beneficiary in accordance with the provisions of Article X.

          SEC. 9.4 WITHDRAWALS BEFORE TERMINATION OF EMPLOYMENT. A Participant may request a cash withdrawal from his or her 401-K Account or Rollover Account at any time prior to the date benefits first become payable to the Participant under Sec. 9.1 or Sec. 9.2 pursuant to the following:

     (a) Until the Participant reaches age 59 1/2, a withdrawal may be made from a 401-K Account only to meet a financial hardship. Withdrawals may be made from any Rollover Account of the Participant for any reason, and do not require proof of financial hardship.

          (1) A hardship withdrawal will be permitted from a 401-K Account only if the Company determines that both of the following requirements are met:

               (A) The distribution must be made on account of one of the following reasons:

                    (i) Expenses for medical care described in section 213(d) of the Code incurred by the Participant, the Participant's spouse, or any dependents of the Participant, as defined in section 152 of the Code, or expenses necessary for any of those persons to obtain such medical care.

                    (ii) Costs directly related to the purchase of the principal residence of the Participant (excluding mortgage payments).

                    (iii)Payment of tuition and related educational fees for
                         the next 12 months of post-secondary education for the Participant, or for his or her spouse, children or dependents.

                    (iv) The need to prevent the eviction of the Participant
                         from his or her principal residence or foreclosure on the mortgage of the Participant's principal residence.

               (B)  All of the following requirements must be satisfied:

                    (i) The amount of the distribution cannot exceed the amount of the immediate and heavy financial need of the Participant. The Company may reasonably rely on the Participant's representation as to that amount. However, the amount of the distribution may include any amounts determined by the Company to be necessary to pay any federal, state or local income taxes or penalties reasonably expected to result from the distribution.

                    (ii) The Participant must have obtained all distributions, other than hardship distributions, and all nontaxable loans currently available under all plans maintained by the Company or any Affiliate.

                    (iii)The Participant's elective contributions and employee contributions under the Plan and all other qualified and nonqualified plans of deferred compensation maintained by the Company or any Affiliate will be suspended pursuant to the terms of the plan or an otherwise legally enforceable agreement for the following twelve months.

                    (iv) For the calendar year immediately following the
                         calendar year of the hardship distribution, the Participant may not make contributions under all plans maintained by the Company or any Affiliate in excess of the applicable limit under section 402(g) of the Code for such next calendar year less the amount of the Participant's elective contributions for the calendar year of the hardship distribution.

                    (v) Notwithstanding the foregoing provisions of this subparagraph (B), this subparagraph (B) will be satisfied if the IRS issues a revenue ruling, notice, or other document of general applicability which establishes an alternative method under which distributions will be deemed to be necessary to satisfy an immediate and heavy financial need and all of the requirements of such alternative method are met.

          (2) With respect to any such hardship withdrawal, earnings credited to the Participant's 401-K Account after December 31, 1988 cannot be withdrawn under this subsection (a).

     (b) After the Participant reaches age 59 1/2, a withdrawal may be made from the Participant's 401-K Account or Rollover Account for any reason.

     (c) Requests for withdrawals under this section shall be made pursuant to applicable rules and regulations adopted by the Company which are uniform and non-discriminatory as to all Participants and shall be submitted to the Company or its designated agent in such form as the Company or its designated agent prescribes for this purpose. The Company or its designated agent shall determine whether the requirements of this section have been met.

     (d) The Company or its designated agent shall direct the Funding Agency respecting the payment of withdrawals under this section. Payment shall be made to the Participant as soon as administratively feasible following approval of the withdrawal request by the Company or its designated agent. Withdrawals under this section shall be made first from any Rollover Account of the Participant.

          SEC. 9.5 LOANS TO PARTICIPANTS. The Company may authorize a loan to a Participant who is an employee of the Company or an Affiliate and who makes application therefor. Each such loan shall be subject to the following provisions:

     (a) Any such loan shall be made from the Participant's 401-K and/or Rollover Accounts, and shall not be in an amount greater than the total balance of such 401-K and Rollover Accounts (after subtracting the balance of any outstanding loan).

     (b) The amount of any loan to a Participant, when added to the balance of all other loans to the Participant under this Plan and all related plans which are outstanding on the day on which such loan is made, shall not exceed the lesser of:

          (1) $50,000, reduced by the excess (if any) of (i) the highest outstanding balance of loans to the Participant from the Plan and all related plans during the one-year period ending on the day before the date the loan is made, over (ii) the outstanding balance of loans to the Participant from the Plan and all related plans on the date the loan is made; or

          (2) 50% of the amount to which the Participant would be entitled in the event his or her Termination of Employment were to occur on the date the loan is made.

               For purposes of this section, a related plan is any "qualified employer plan", as defined in Code section 72(p)(4), sponsored by the Company or any related employer, determined according to Code section 72(p)(2)(D).

     (c) The minimum amount of any loan shall be $1,000. If $1,000 is greater than the maximum amount allowed under either subsection (a) or (b), no loan shall be made. Only one loan may be made to a Participant during any calendar year. Only one loan may be outstanding to a Participant at any time.

     (d) Each loan shall be evidenced by the Participant's promissory note payable to the order of the Funding Agency. Each loan shall be adequately secured as determined by the Company. A loan shall be considered adequately secured whenever the outstanding balance does not exceed the amount in which the Participant would have a vested interest in the event of his or her Termination of Employment.

     (e) The Company shall determine the rate of interest to be paid with respect to each loan, which shall be a reasonable rate of interest within the meaning of Code section 4975. The rate shall be based on the interest rates charged by persons in the business of lending money in the region in which the Company operates for loans which would be made under similar circumstances.

     (f) Each such loan shall provide for the payment of accrued interest and for repayment of principal in substantially equal installments not less frequently than quarterly. There will be no penalty for prepayment in full of any loan. Partial prepayments are not allowed. While the Participant is employed by the Company, all loans shall be repaid through payroll deductions each pay period to the extent possible, except in the case of prepayments. Prepayments must be made by cashier's check, certified check or money order. The Participant shall execute any documents required to authorize payroll deductions.

     (g) Each loan shall extend for a stated period determined by agreement of the Participant and the Company, not exceeding five years. The limitation in the preceding sentence shall not apply to any loan designated by the Company as a home loan. For purposes of this paragraph, a home loan is a loan used to acquire any dwelling unit which within a reasonable time is to be used as the principal residence of the Participant. The duration of home loans shall be determined by the Company.

     (h) Failure to pay any installment of interest or principal when due shall constitute a default with respect to that payment (subject to any applicable grace period established by the Company for correcting the default, or any period of suspension of payments permitted under rules established by the Company). Upon any such default, the entire loan balance shall be declared to be in default. In all events, the entire outstanding loan balance shall become due and payable on the date the Participant's Termination of Employment occurs, and shall be treated as in default if not repaid in full by the Participant within 90 days following the Participant's Termination of Employment (or on or before the due date of the next regularly scheduled payment on the loan, if the Participant's Termination of Employment occurred prior to November 1, 1999). Events of default shall also include any other events identified as such in the Participant's note. In the event of a default on a loan, foreclosure on the note and application of the Participant's Accounts to satisfy the note will occur on the earliest date on which the Participant or Beneficiary is eligible to receive payment of benefits under the Plan, but shall not occur prior to that date.

     (i) If a loan to a Participant is outstanding on the date a distribution is to be made from the Fund with respect to the portion of the Participant's Account or Accounts represented by the loan, the balance of the loan, or a portion thereof equal to the amount to be distributed, if less, shall on such date become due and payable. The portion of the loan due and payable shall be satisfied by offsetting such amount against the amount to be distributed to the Participant. Alternatively, the portion of the Participant's Account or Accounts equal to the outstanding balance on the loan may be distributed in kind by distribution of the Participant's note.


     (j) If a loan to a Participant is outstanding at the time of the Participant's death, and if the loan is not repaid by the Participant's executor or administrator, the note shall be distributed in kind to the Participant's Beneficiary.

     (k) In accordance with the foregoing standards and requirements, loans shall be available to all Participants on a reasonably equivalent basis.

     (l) All loans shall be governed by such non-discriminatory written rules as the Company may adopt, which shall be deemed to be a part of this Plan. The Company shall administer the loan program under this section, but may delegate administrative responsibilities to a designated agent.

     (m) Applications for loans shall be filed with the Company or its designated agent in such manner as the Company may prescribe from time to time for this purpose. The loan principal will be disbursed by the Funding Agency within a reasonable time after the application has been received and approved. Determinations of the maximum loan amount permitted under this section shall be based on Account values determined as of the most recent Valuation Date for which the values are available at the time the loan request is processed.

     (n) Each Participant receiving a loan shall be provided with any information required to be furnished pursuant to the Federal Truth In Lending Act, if applicable, or pursuant to any other applicable law.

     (o) The portion of a Participant's Account or Accounts represented by the outstanding loan principal shall be segregated for investment purposes. In lieu of sharing in income or losses on investments of the Fund, the segregated portion of the Participant's Accounts shall be credited with all interest paid by the Participant on the loan. Repayments of principal and interest on a loan shall be reinvested in accordance with the investment designation in effect under Sec. 7.3 for future contributions on the date the repayment is received by the Funding Agency. The Funding Agency may charge to the Participant's Accounts any expenses attributable to the loan and such portion of the general expenses of the Fund as the Funding Agency determines in its discretion to be reasonable.

     (p) If the Participant has both a 401-K Account and a Rollover Account, loans will be taken first from the 401-K Account. The investments held in the Participant's Accounts shall be liquidated pro rata to provide the Fund with cash equal to the loan principal.

     (q) Solely for purposes of this section, a former Active Participant (or any Beneficiary of a deceased Participant) who is entitled to a benefit from the Plan, and who is a "party in interest" as defined in section 3(14) of ERISA, is considered to be an employee of the Company.

                                    ARTICLE X
                            DISTRIBUTION OF BENEFITS

          SEC. 10.1 TIME AND METHOD OF PAYMENT. The benefit to which a Participant or Beneficiary may become entitled under Article IX shall be distributed to that individual at such time as he or she elects and according to the method he or she elects, subject to the following:

     (a) Distributions may commence at any time after the Participant or Beneficiary has become entitled to a benefit. Distribution shall be made by one or a combination of the following methods, as the Participant or Beneficiary may select:

          (1)  Payment in a single sum.

          (2)  Payment in a series of annual or more frequent installments.

          (3) Purchase of a non-transferable period-certain annuity contract providing substantially non-increasing payments.

          The distribution shall occur or installments shall commence within a reasonable time after the Participant or Beneficiary has filed a request for payment with the Company or its designated agent, including all forms required to process the request.

     (b) Unless the Participant elects otherwise, distributions must commence no later than the 60th day after the close of the Plan Year in which the Participant reaches Normal Retirement Age or in which the Participant's Termination of Employment occurs, whichever is later; provided, however, that if the amount of the payment to be made cannot be determined by the later of the aforesaid dates, a payment retroactive to such date may be made no later than 60 days after the earliest date on which the amount of such payment can be ascertained. For purposes of this subsection, the failure of a Participant to elect to receive a distribution shall be deemed to be an election to defer commencement of benefit distributions.

     (c) For purposes of this Sec. 10.1, commencing January 1, 1997, a Participant's "required beginning date" is April 1 of the calendar year following the later of (i) the calendar year in which the Participant attained age 70 1/2, or (ii) the calendar year in which the Participant's Termination of Employment occurs. However, clause
          (ii) of the previous sentence does not apply to any Participant who is a more than 5-percent owner of the Company (as defined in Code section
          416) with respect to the Plan Year ending in the calendar year in which the Participant attains age 70 1/2. Any Participant who had begun receiving minimum distributions for years prior to 1997, but who is not required to receive such distributions under the provisions of this subsection, may file a written election with the Company to stop those distributions until the required beginning date under this subsection. Notwithstanding any provision of the Plan to the contrary, a Participant may elect in writing to have distributions occur or commence at any time on or after April 1 following the calendar year in which the Participant attained age 70 1/2, even though the Participant's Termination of Employment has not yet occurred.

     (d) Notwithstanding any provisions of the Plan to the contrary, a Participant's entire benefit must be distributed, or installments must commence, by the Participant's required beginning date unless the Participant's death occurs before that date.

          (1) Installments during the life of the Participant shall be paid no less rapidly than by reference to one of the following periods:
               (i) a period-certain not longer than the life expectancy of the Participant, or (ii) a period-certain not longer than the joint life and last survivor expectancy of the Participant and the designated Beneficiary.

          (2) Notwithstanding the foregoing, if the designated Beneficiary is not the Participant's spouse, installments during the life of the Participant shall be limited to the maximum period permitted under Proposed Treasury Regulation ss. 1.401(a)(9)-2.

     (e) If the Participant dies after his or her required beginning date and after beginning to receive payments in installments over a period-certain pursuant to subsection (d), the remaining payments shall be made to the Beneficiary at least as rapidly as under the method of distribution selected by the Participant.

     (f) If the Participant dies before his or her required beginning date, the Participant's Accounts shall be distributed to the Beneficiary not later than December 31 of the year containing the fifth anniversary of the Participant's death, subject to the following:

          (1) Distributions to a designated Beneficiary may extend beyond five years from the death of the Participant if they are in the form of installment payments or payments under an annuity contract over a period-certain not exceeding the Beneficiary's life expectancy, provided such payments begin not later than December 31 of the year following the year in which the Participant's death occurred.

          (2) If the designated Beneficiary under paragraph (1) is the surviving spouse of the Participant, payments pursuant to paragraph (1) may commence at any time on or before the later of
               (i) December 31 of the year in which the Participant would have reached age 70 1/2, or (ii) December 31 of the year following the year in which the Participant's death occurred.

          If a surviving spouse who is entitled to benefits under this subsection dies before distributions to the surviving spouse begin, this subsection (other than paragraph (2)) shall be applied as if the surviving spouse were the Participant, with the date of death of the surviving spouse being substituted for the date of death of the Participant.

     (g) If more than one Beneficiary is entitled to benefits following the Participant's death, the interest of each Beneficiary shall be segregated into a separate Account for purposes of applying this section.

     (h) If distributions are made in installments, the amount to be distributed each calendar year, beginning with the first calendar year for which payments are required, must be at least equal to the quotient obtained by dividing the entire interest of the individual on the most recent Valuation Date preceding the calendar year (adjusted as may be required by Treasury regulations) by the lesser of (i) the number of years of life expectancy which remain, determined as provided in subsection (i), or (ii) in the case of distributions to a Participant with a designated Beneficiary other than the Participant's spouse, the applicable divisor prescribed in regulations under Code section 401(a)(9)(G) relating to incidental death benefits.

          (1) For purposes of determining the amount which must be distributed in any year, Excess Salary Reduction Contributions, Excess Aggregate Contributions and Excess Deferrals distributed in accordance with Article V (including income on such amounts) shall be disregarded.

          (2) For purposes of this subsection, the first calendar year for which a distribution is required shall be determined as follows:

               (A) In the case of distributions to the Participant, the first calendar year for which a distribution is required is the year preceding the calendar year which contains the Participant's required beginning date.

               (B) In the case of distributions to a designated Beneficiary pursuant to subsection (f), the first calendar for which a distribution is required is the calendar year containing the latest date by which distribution must commence under subsection (f).

          (3) Any installment method under this section shall be selected by a written election filed with the Company by the person entitled to the distributions, which shall specify the method for determining life expectancies under subsection (i). The election shall be irrevocable after the date payments are required to commence under subsection (d) or (f), except that the individual entitled to payments may elect to receive a larger amount at any time.

     (i) For purposes of this section, life expectancies shall be determined by using the expected return multiples in Tables V and VI of Treasury Regulation ss. 1.72-9, in accordance with regulations under Code section 401(a)(9). Such determinations shall also be in accordance with the following:

          (1) For life expectancies determined for purposes of installment distributions to the Participant as of the required beginning date, life expectancies shall be calculated based on the Participant's (and the designated Beneficiary's) age as of the birthday in the calendar year preceding the calendar year in which falls the Participant's required beginning date. For purposes of calculating the minimum distribution for each succeeding calendar year, one of the following methods shall apply as selected by the Participant (or by the surviving spouse, where applicable);

               (A) If the life expectancy of the Participant (or the joint life and last survivor expectancy of the Participant and the designated Beneficiary who is a surviving spouse) is being recalculated pursuant to paragraph (4), then the life expectancy of the Participant (or the joint life and last survivor expectancy of the Participant and the surviving spouse) shall be recalculated using the Participant's (and the spouse's) actual age as of the Participant's birthday (and the spouse's birthday) in each succeeding calendar year.

               (B) If the life expectancy of the Participant (or the joint life and last survivor expectancy of the Participant and the designated Beneficiary) is not being recalculated, then the initial life expectancy (or joint life and last survivor expectancy) shall be reduced by one for each subsequent calendar year.

               (C) If a joint life and last survivor expectancy is being determined by recalculating one but not both of the joint lives, then the joint life and last survivor expectancy shall be recalculated using (i) the actual age of the individual whose life expectancy is being recalculated as of the individual's birthday in each succeeding calendar year and (ii) the adjusted age of the individual whose life expectancy is not being recalculated. For purposes of the preceding sentence, an individual's "adjusted age" is determined in accordance with regulations under Code section 401(a)(9).

          (2) For life expectancies determined for purposes of subsection (f), the designated Beneficiary's life expectancy shall be calculated based on the Beneficiary's age as of the birthday in the calendar year in which distributions are required to commence pursuant to subsection (f). For purposes of calculating the minimum distribution for each succeeding calendar year, one of the following methods shall apply:

               (A) If the designated Beneficiary is the Participant's surviving spouse, and the life expectancy is being recalculated pursuant to paragraph (4), then the surviving spouse's life expectancy shall be recalculated using the surviving spouse's actual age as of the surviving spouse's birthday in each succeeding calendar year.

               (B) If the designated Beneficiary's life expectancy is not being recalculated, then the initial life expectancy shall be reduced by one for each subsequent calendar year.

          (3) If the life expectancy of a Participant (or the Participant's spouse) is being recalculated pursuant to paragraph (4), the recalculated life expectancy of the Participant (or spouse) will be reduced to zero in the calendar year following the calendar year in which the person's death occurs.

          (4) The life expectancy of a Participant or the life expectancy of a designated Beneficiary who is the Participant's spouse, or both of their life expectancies, may be recalculated each year if so elected by the Participant (or spouse). Such election must be made no later than the time of the first required distribution under subsections (d) or (f). Such election shall be irrevocable after the date distributions must commence. If no election is made by that date, life expectancies will not be recalculated.

     (j) If benefits are to be distributed by purchase of a period-certain annuity, the issuer may be any company engaged in the business of writing annuity contracts. The annuity must provide for substantially non-increasing periodic payments over a fixed period no longer than the applicable life expectancy or joint life and last survivor expectancy allowed under subsection (d), (e) or (f). Life expectancies for this purpose shall be determined pursuant to subsection (i) at the time payments begin. The annuity contract shall be endorsed to prohibit any optional settlement which provides for payment in any form of a life annuity or in any other form not permitted under subsection (a). In the case of any conflict between the provisions of any annuity contract and the provisions of the Plan, the provisions of the Plan shall control.

     (k) For purposes of this section, "designated Beneficiary" means any individual who is a Beneficiary pursuant to Article VIII.

     (l) Notwithstanding the foregoing, if the total vested value of the Accounts of a Participant (or a Beneficiary following the Participant's death) is $3,500 or less following the date the Participant's Termination of Employment or death occurs, a single-sum distribution of the entire benefit shall be made to the Participant (or Beneficiary) automatically as soon as administratively feasible thereafter.

     (m) Notwithstanding any provision of the Plan to the contrary, distributions under this section shall be made in accordance with the requirements of Code section 401(a)(9), including the incidental death benefit requirements of Code section 401(a)(9)(G) and the regulations thereunder. No distribution option otherwise permitted under this Plan will be available to a Participant or Beneficiary if such distribution option does not meet the requirements of Code section 401(a)(9), including subparagraph (G) thereof.

     (n) Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election, a distributee may elect, at the time and in the manner prescribed by the Company, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover. For purposes of this subsection:

          (1) An "eligible rollover distribution" is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life expectancy of the distributee or the joint life expectancies of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; and any distribution to the extent such distribution is required under Code section 401(a)(9).

          (2) An "eligible retirement plan" is an individual retirement account described in Code section 408(a), an individual retirement annuity described in Code section 408(b), an annuity plan described in Code section 403(a), or a qualified trust described in Code section 401(a), that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

          (3) A "distributee" includes a Participant or former Participant. In addition, the Participant's or former Participant's surviving spouse and the Participant's or former Participant's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Code section 414(p), are distributees with regard to the interest of the spouse or former spouse.

          (4) A "direct rollover' is a payment by the Plan to the eligible retirement plan specified by the distributee.

          SEC. 10.2 DISTRIBUTIONS FROM MORE THAN ONE ACCOUNT. If a Participant or Beneficiary has more than one Account and a distribution (other than a distribution of a defaulted loan under Sec. 9.5) is to be made that is less than the individual's entire benefit, the distribution shall be made first from any Rollover Account, then from the 401-K Account, and finally from the Matching Account. If the Participant or Beneficiary fails to provide instructions as to which of the investments held for his or her Accounts are to be liquidated to provide funds for distribution, the investments shall be liquidated on a pro rata basis.

          SEC. 10.3 DISTRIBUTION IN CASH ONLY. Distributions will be made in cash only, except as otherwise provided in Sec. 9.5 or Sec. 10.1(a)(3).

          SEC. 10.4 ACCOUNTING FOLLOWING TERMINATION OF EMPLOYMENT. If distribution of all or any part of a benefit is deferred or delayed for any reason, the undistributed portion of any Account shall continue to be revalued as of each Valuation Date as provided in Article VII. Payment of the premium on an annuity contract for a distributee shall be considered a distribution for the purpose of such revaluations. Each distribution which requires the consent of the Participant or Beneficiary shall be made as of a Valuation Date determined by the Funding Agency in accordance with its normal procedures which occurs after the date the Participant (or Beneficiary following the Participant's death) submits a properly completed request for payment to the Company or its designated agent and on or within a reasonable period of time prior to the date the request is processed by the Funding Agency. Any other distributions shall be made as of a Valuation Date selected by the Funding Agency which is on or a reasonable period of time prior to the date the distribution is processed by the Funding Agency.

          SEC. 10.5 REEMPLOYMENT. Except where distributions are required under Sec. 10.1, distributions from the Fund shall cease upon reemployment of a Participant in a regular position by the Company, and shall recommence in accordance with the provisions of this Article upon the Participant's subsequent Termination of Employment.

          SEC. 10.6 SOURCE OF BENEFITS. All benefits to which persons become entitled hereunder shall be provided only out of the Fund and only to the extent that the Fund is adequate therefor. No benefits are provided under the Plan except those expressly described herein.

          SEC. 10.7 INCOMPETENT PAYEE. If in the opinion of the Company a person entitled to payments hereunder is disabled from caring for his or her affairs because of mental or physical condition, or age, payment due such person may be made to such person's guardian, conservator, or other legal personal representative upon furnishing the Company with evidence satisfactory to the Company of such status. Prior to the furnishing of such evidence, the Company may cause payments due the person under disability to be made, for such person's use and benefit, to any person or institution then in the opinion of the Company caring for or maintaining the person under disability. The Company shall have no liability with respect to payments so made. The Company shall have no duty to make inquiry as to the competence of any person entitled to receive payments hereunder.

          SEC. 10.8 BENEFITS MAY NOT BE ASSIGNED OR ALIENATED. Except as otherwise expressly permitted by the Plan or required by law, the interests of persons entitled to benefits under the Plan may not in any manner whatsoever be assigned or alienated, whether voluntarily or involuntarily, or directly or indirectly. However, the Plan shall comply with the provisions of any court order which the Company determines is a qualified domestic relations order as defined in Code section 414(p). Any expenses relating to review or administration of a domestic relations order may be charged against the Accounts of the Participant and/or the alternate payee. Notwithstanding any provisions in the Plan to the contrary, an individual who is entitled to payments from the Plan as an "alternate payee" pursuant to a qualified domestic relations order shall receive a lump sum payment from the Plan as soon as administratively feasible after the Valuation Date coincident with or next following the date of the Company's determination that the order is a qualified domestic relations order, unless the order specifically provides for payment to be made at a later time or in a different form permitted under Sec. 10.1.

          SEC. 10.9 PAYMENT OF TAXES. The Funding Agency may pay any estate, inheritance, income, or other tax, charge, or assessment attributable to any benefit payable hereunder which in the Funding Agency's opinion it shall be or may be required to pay out of such benefit. The Funding Agency may require, before making any payment, such release or other document from any taxing authority and such indemnity from the intended payee as the Funding Agency shall deem necessary for its protection.

          SEC. 10.10 CONDITIONS PRECEDENT. No person shall be entitled to a benefit hereunder until his or her right thereto has been finally determined by the Company nor until the person has submitted to the Company relevant data reasonably requested by the Company, including, but not limited to, proof of birth or death.

          SEC. 10.11 COMPANY DIRECTIONS TO FUNDING AGENCY. The Company shall issue such written directions to the Funding Agency as are necessary to accomplish distributions to the Participants and Beneficiaries in accordance with the provisions of the Plan.

          SEC. 10.12 EFFECT ON UNEMPLOYMENT COMPENSATION. For purposes of any unemployment compensation law, a distribution hereunder in one sum to the extent attributable to employer contributions, shall be considered to be a severance payment and shall be allocated over a period of weeks equal to the one sum payment divided by the employee's regular weekly pay while employed by the Company, which period shall commence immediately following the employee's Termination of Employment.

          SEC. 10.13 SPECIAL DISTRIBUTION EVENTS. Notwithstanding anything herein to the contrary, if the agreement between the buyer and the seller in one of the following types of transaction provides that distributions are to be made to affected Participants, each such Participant shall receive a distribution of his or her vested Account balance as soon as administratively feasible after either of the following events:

     (a) The disposition by the Company to an unrelated corporation of substantially all of the assets (within the meaning of Code section 409(d)(2)) used in a trade or business if the Company continues to maintain this Plan after the disposition, but only with respect to employees who continue employment with the corporation acquiring such assets.

     (b) The disposition by the Company or by an Affiliate to an unrelated entity of such corporation's interest in a subsidiary (within the meaning of Code section 409(d)(3)) which had employees who were covered by this Plan if such corporation continues to maintain this Plan, but only with respect to employees who continue employment with such subsidiary.

All distributions under this section are subject to any applicable consent requirements under Sec. 10.1. In addition, distributions under this section must be made in a lump sum.

                                   ARTICLE XI

                                      FUND

          SEC. 11.1 COMPOSITION. All sums of money and all securities and other property received by the Funding Agency for purposes of the Plan, together with all investments made therewith, the proceeds thereof, and all earnings and accumulations thereon, and the part from time to time remaining shall constitute the "Fund". The Company may cause the Fund to be divided into any number of parts for investment purposes or any other purposes necessary or advisable for the proper administration of the Plan.

          SEC. 11.2 FUNDING AGENCY. The Fund may be held and invested as one fund or may be divided into any number of parts for investment purposes. Each part of the Fund, or the entire Fund if it is not divided into parts for investment purposes, shall be held and invested by one or more trustees or by an insurance company. The trustee or trustees or the insurance company so acting with respect to any part of the Fund is referred to herein as the Funding Agency with respect to such part of the Fund. The selection and appointment of each Funding Agency shall be made by the Company. The Company shall have the right at any time to remove a Funding Agency and appoint a successor thereto, subject only to the terms of any applicable trust agreement or group annuity contract. The Company shall have the right to determine the form and substance of each trust agreement and group annuity contract under which any part of the Fund is held, subject only to the requirement that they are not inconsistent with the provisions of the Plan. Any such trust agreement may contain provisions pursuant to which the trustee will make investments on direction of a third party.

          SEC. 11.3 COMPENSATION AND EXPENSES OF FUNDING AGENCY. The Funding Agency shall be entitled to receive such reasonable compensation for its services as may be agreed upon with the Company. The Funding Agency shall also be entitled to reimbursement for all reasonable and necessary costs, expenses, and disbursements incurred by it in the performance of its services. Such compensation and reimbursements shall be paid from the Fund if not paid directly by the Company.

          SEC. 11.4 FUNDING POLICY. The Company shall adopt a procedure, and revise it from time to time as it shall consider advisable, for establishing and carrying out a funding policy and method consistent with the objectives of the Plan and the requirements of ERISA. It shall advise each Funding Agency of the funding policy in effect from time to time.

          SEC. 11.5 SECURITIES AND PROPERTY OF THE COMPANY. An agreement with a Funding Agency may provide that all or any part of the Fund may be invested in qualifying employer securities or qualifying employer real property, as those terms are used in ERISA; provided, however, that the Company shall take any steps necessary to assure that investments in securities of the Company or any trade or business entity directly or indirectly controlling, controlled by, or under Common Control with the Company do not exceed those that can be acquired by that part of the Fund attributable to contributions by the Company (other than Salary Reduction Contributions), as distinguished from that part of the Fund, if any, attributable to contributions by Participants or Salary Reduction Contributions, unless there has been compliance with any applicable securities laws. If qualifying employer securities or qualifying employer real property are purchased or sold as an investment of the Fund from or to a disqualified person or party in interest, as those terms are used in ERISA, and if there is no generally recognized market for such securities or property, the purchase shall be for not more than fair market value and the sale shall be for not less than fair market value, as determined in good faith by the Company or other Named Fiduciary assigned such function, or if such assets are held in trust and the trust agreement so provides, as determined in good faith by the trustee.

          SEC. 11.6 NO DIVERSION. The Fund shall be for the exclusive purpose of providing benefits to Participants under the Plan and their beneficiaries and defraying reasonable expenses of administering the Plan. Such expenses may include premiums for the bonding of Plan officials required by ERISA. No part of the corpus or income of the Fund may be used for, or diverted to, purposes other than for the exclusive benefit of employees of the Company or their beneficiaries. Notwithstanding the foregoing:

     (a) If any contribution or portion thereof is made by the Company by a mistake of fact, the Funding Agency shall, upon written request of the Company, return such contribution or portion thereof to the Company within one year after the payment of the contribution to the Funding Agency; however, earnings attributable to such contribution or portion thereof shall not be returned but shall remain in the Fund, and the amount returned to the Company shall be reduced by any losses attributable to such contribution or portion thereof.

     (b) Contributions by the Company are conditioned upon the deductibility of each contribution under Code section 404. To the extent the deduction is disallowed, the Funding Agency shall return such contribution to the Company within one year after the disallowance of the deduction; however, earnings attributable to such contribution (or disallowed portion thereof) shall not be returned but shall remain in the Fund, and the amount returned to the Company shall be reduced by any losses attributable to such contribution (or disallowed portion thereof).

In the case of any such return of contribution the Company shall cause such adjustments to be made to the Accounts of Participants as it considers fair and equitable under the circumstances resulting in the return of such contribution.



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


                                   ARTICLE XII

                             ADMINISTRATION OF PLAN

          SEC. 12.1 ADMINISTRATION BY COMPANY. The Company is the "administrator" of the Plan for purposes of ERISA. Except as expressly otherwise provided herein, the Company shall control and manage the operation and administration of the Plan and make all decisions and determinations incident thereto. In carrying out its Plan responsibilities, the Company shall have discretionary authority to construe the terms of the Plan. Except in cases where the Plan expressly provides to the contrary, action on behalf of the Company may be taken by any of the following:

     (a)  The Board.

     (b)  The chief executive officer of the Company.

     (c) Any person or persons, natural or otherwise, or committee, to whom responsibilities for the operation and administration of the Plan are allocated by the Company, by resolution of the Board or by the chief executive officer of the Company, but action of such person or persons or committee shall be within the scope of said allocation.

          SEC. 12.2 CERTAIN FIDUCIARY PROVISIONS. For purposes of the Plan:

     (a) Any person or group of persons may serve in more than one fiduciary capacity with respect to the Plan.

     (b) A Named Fiduciary, or a fiduciary designated by a Named Fiduciary pursuant to the provisions of the Plan, may employ one or more persons to render advice with regard to any responsibility such fiduciary has under the Plan.

     (c) To the extent permitted by any applicable trust agreement or group annuity contract a Named Fiduciary with respect to control or management of the assets of the Plan may appoint an investment manager or managers, as defined in ERISA, to manage (including the power to acquire and dispose of) any assets of the Plan.

     (d) At any time the Plan has more than one Named Fiduciary, if pursuant to the Plan provisions fiduciary responsibilities are not already allocated among such Named Fiduciaries, the Company, by action of the Board or its chief executive officer, may provide for such allocation; except that such allocation shall not include any responsibility, if any, in a trust agreement to manage or control the assets of the Plan other than a power under the trust agreement to appoint an investment manager as defined in ERISA.

     (e) Unless expressly prohibited in the appointment of a Named Fiduciary which is not the Company acting as provided in Sec. 12.1, such Named Fiduciary by written instrument may designate a person or persons other than such Named Fiduciary to carry out any or all of the fiduciary responsibilities under the Plan of such Named Fiduciary; except that such designation shall not include any responsibility, if any, in a trust agreement to manage or control the assets of the Plan other than a power under the trust agreement to appoint an investment manager as defined in ERISA.

     (f) A person who is a fiduciary with respect to the Plan, including a Named Fiduciary, shall be recognized and treated as a fiduciary only with respect to the particular fiduciary functions as to which such person has responsibility.

Each Named Fiduciary (other than the Company), each other fiduciary, each person employed pursuant to (b) above, and each investment manager shall be entitled to receive reasonable compensation for services rendered, or for the reimbursement of expenses properly and actually incurred in the performance of their duties with the Plan and to payment therefor from the Fund if not paid directly by the Company. Notwithstanding the foregoing, no person so serving who already receives full-time pay from any employer or association of employers whose employees are Participants, or from an employee organization whose members are Participants, shall receive compensation from the Plan, except for reimbursement of expenses properly and actually incurred. Furthermore, no Participant, Beneficiary, or "alternate payee" under a qualified domestic relations order who is eligible to direct the investment of his or her Accounts shall receive any compensation or reimbursement of expenses with respect to such investing.

          SEC. 12.3 DISCRIMINATION PROHIBITED. No person or persons in exercising discretion in the operation and administration of the Plan shall discriminate in favor of Highly Compensated Employees.

          SEC. 12.4 EVIDENCE. Evidence required of anyone under this Plan may be by certificate, affidavit, document, or other instrument which the person acting in reliance thereon considers to be pertinent and reliable and to be signed, made, or presented to the proper party.

          SEC. 12.5 CORRECTION OF ERRORS. It is recognized that in the operation and administration of the Plan certain mathematical and accounting errors may be made or mistakes may arise by reason of factual errors in information supplied to the Company or Funding Agency. The Company shall have power to cause such equitable adjustments to be made to correct for such errors as the Company in its discretion considers appropriate. Such adjustments shall be final and binding on all persons. Any return of a contribution due to a mistake in fact will be subject to Sec. 11.6.

          SEC. 12.6 RECORDS. The Company, each fiduciary with respect to the Plan, and each other person performing any functions in the operation or administration of the Plan or the management or control of the assets of the Plan shall keep such records as may be necessary or appropriate in the discharge of their respective functions hereunder, including records required by ERISA or any other applicable law. Records shall be retained as long as necessary for the proper administration of the Plan and at least for any period required by ERISA or other applicable law.

          SEC. 12.7 GENERAL FIDUCIARY STANDARD. Each fiduciary shall discharge its duties with respect to the Plan solely in the interests of Participants and their beneficiaries and with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims.

          SEC. 12.8 PROHIBITED TRANSACTIONS. A fiduciary with respect to the Plan shall not cause the Plan to engage in any prohibited transaction within the meaning of ERISA.

          SEC. 12.9 CLAIMS PROCEDURE. The Company shall establish a claims procedure consistent with the requirements of ERISA. Such claims procedure shall provide adequate notice in writing to any Participant or beneficiary whose claim for benefits under the Plan has been denied, setting forth the specific reasons for such denial, written in a manner calculated to be understood by the claimant and shall afford a reasonable opportunity to a claimant whose claim for benefits has been denied for a full and fair review by the appropriate Named Fiduciary of the decision denying the claim.


          SEC. 12.10 BONDING. Plan personnel shall be bonded to the extent required by ERISA. Premiums for such bonding may, in the sole discretion of the Company, be paid in whole or in part from the Fund. Such premiums may also be paid in whole or in part by the Company. The Company may provide by agreement with any person that the premium for required bonding shall be paid by such person.

          SEC. 12.11 WAIVER OF NOTICE. Any notice required hereunder may be waived by the person entitled thereto.

          SEC. 12.12 AGENT FOR LEGAL PROCESS. The Company shall be the agent for service of legal process with respect to any matter concerning the Plan, unless and until the Company designates some other person as such agent.

          SEC. 12.13 INDEMNIFICATION. In addition to any other applicable provisions for indemnification, the Company agrees to indemnify and hold harmless, to the extent permitted by law, each director, officer, and employee of the Company against any and all liabilities, losses, costs, or expenses (including legal fees) of whatsoever kind and nature which may be imposed on, incurred by, or asserted against such person at any time by reason of such person's services as a fiduciary in connection with the Plan, but only if such person did not act dishonestly, or in bad faith, or in willful violation of the law or regulations under which such liability, loss, cost, or expense arises.

                                  ARTICLE XIII

                         AMENDMENT, TERMINATION, MERGER

          SEC. 13.1 AMENDMENT. Subject to the non-diversion provisions of Sec. 11.6, the Company, by action of the Board, or by written action of a person so authorized by resolution of the Board, may amend the Plan at any time and from time to time. No action by a person other than the Board shall be an amendment of the Plan unless it specifically references the Plan and states that it alters the terms or conditions of the Plan. No amendment of the Plan shall have the effect of changing the rights, duties, and liabilities of any Funding Agency without its written consent. Also, no amendment shall divest a Participant or Beneficiary of Accounts accrued prior to the amendment or decrease a Participant's accrued benefit except to the extent permitted by Code section 411(d)(6).

     (a) Promptly upon adoption of any amendment to the Plan, the Company will furnish a copy of the amendment, together with a certificate evidencing its due adoption, to each Funding Agency then acting.

     (b) If an amendment to the Plan changes the vesting schedule of the Plan, each Participant having not less than three years of service by the end of the election period with respect to such amendment shall be permitted within such election period to elect to have his or her vested percentage computed under the Plan without regard to such amendment. Each election shall be made in writing by filing with the Company within the election period a form available from the Company for the purpose. The election period shall be a reasonable period determined by the Company commencing not later than the date the amendment is adopted and shall be in conformance with any applicable regulation prescribed by the Secretary of Labor or the Secretary of the Treasury. Notwithstanding the foregoing, no election need be provided for any Participant whose vested percentage under the Plan, as amended, cannot at any time be less than the vested percentage determined without regard to such amendment.

          SEC. 13.2 PERMANENT DISCONTINUANCE OF CONTRIBUTIONS. The Company, by action of the Board, may completely discontinue contributions in support of the Plan. In such event, notwithstanding any provisions of the Plan to the contrary,
(i) no employee shall become a Participant after such discontinuance, (ii) any amount held in the Plan's Forfeiture Account shall be applied as provided in Sec. 5.2(e) or to pay Plan expenses, and (iii) the Accounts of each Participant which have not become a Forfeiture prior to the date of such discontinuance shall be nonforfeitable. Subject to the foregoing, all of the provisions of the Plan shall continue in effect, and upon entitlement thereto distributions shall be made in accordance with the provisions of Article X.

          SEC. 13.3 TERMINATION. The Company, by action of the Board, may terminate the Plan. After such termination no employee shall become a Participant, no further contributions shall be made, and any amount held in the Plan's Forfeiture Account shall be applied as provided in Sec. 5.2(e) or to pay Plan expenses. The Accounts of each Participant which have not become a Forfeiture prior to the date of such termination shall be nonforfeitable, distributions shall be made to Participants, Beneficiaries and alternate payees promptly after the termination of the Plan, but not before the earliest date permitted under the Code and applicable regulations, and the Plan and any related trust agreement or group annuity contract shall continue in force for the purpose of making such distributions.

          SEC. 13.4 PARTIAL TERMINATION. If there is a partial termination of the Plan, either by operation of law, by amendment of the Plan, or for any other reason, which partial termination shall be confirmed by the Company, any then existing Account of a Participant who was in the classification of employees with respect to which the partial termination occurs which has not become a Forfeiture prior to the date of the partial termination shall be nonforfeitable. Subject to the foregoing, all of the provisions of the Plan shall continue in effect as to each such Participant, and upon entitlement thereto distributions shall be made in accordance with the provisions of Article X.

          SEC. 13.5 MERGER, CONSOLIDATION, OR TRANSFER OF PLAN ASSETS. In the case of any merger or consolidation of the Plan with any other plan, or in the case of the transfer of assets or liabilities of the Plan to any other plan, provision shall be made so that each Participant, Beneficiary and alternate payee would (if such other plan then terminated) receive a benefit immediately after the merger, consolidation, or transfer which is equal to or greater than the benefit he or she would have been entitled to receive immediately before the merger, consolidation, or transfer (if the Plan had then terminated). No such merger, consolidation, or transfer shall be effected until such statements with respect thereto, if any, required by ERISA to be filed in advance thereof have been filed.

          SEC. 13.6 DEFERRAL OF DISTRIBUTIONS. Notwithstanding any provisions of the Plan to the contrary, in the case of a complete discontinuance of contributions to the Plan or of a complete or partial termination of the Plan, the Company or the Funding Agency may defer any distribution of benefit payments to Participants and Beneficiaries with respect to which such discontinuance or termination applies (except for distributions which are required to be made under Sec. 10.1) until after the following have occurred:

     (a) Receipt of a final determination from the Treasury Department or any court of competent jurisdiction regarding the effect of such discontinuance or termination on the qualified status of the Plan under Code section 401(a).

     (b) Appropriate adjustment of Accounts to reflect taxes, costs, and expenses, if any, incident to such discontinuance or termination.

                                   ARTICLE XIV

                           TOP-HEAVY PLAN PROVISIONS

          SEC. 14.1 KEY EMPLOYEE DEFINED. "Key Employee" means any employee or former employee of the employer who at any time during the determination period was an officer of the employer or is deemed to have had an ownership interest in the employer and who is within the definition of key employee in Code section 416(i). "Non-Key Employee" means any employee who is not a Key Employee.

          SEC. 14.2 DETERMINATION OF TOP-HEAVY STATUS. The top-heavy status of the Plan shall be determined according to Code section 416 and the regulations thereunder, using the following standards and definitions:

     (a) The Plan is a Top-Heavy Plan for a Plan Year commencing after 1983 if either of the following applies:

          (1) If this Plan is not part of a required aggregation group and the top-heavy ratio for this Plan exceeds 60 percent.

          (2) If this Plan is part of a required aggregation group of plans and the top-heavy ratio for the group of plans exceeds 60 percent.

          Notwithstanding paragraphs (1) and (2) above, the Plan is not a Top-Heavy Plan with respect to a Plan Year if it is part of a permissive aggregation group of plans for which the top-heavy ratio does not exceed 60 percent.

     (b)  The "top-heavy ratio" shall be determined as follows:

          (1) If the employer maintains one or more defined contribution plans (including any simplified employee pension plan) and has not maintained any defined benefit plan which during the 5-year period ending on the determination date has or has had accrued benefits, the top-heavy ratio for this Plan or for the required or permissive aggregation group (as appropriate) is a fraction, the numerator of which is the sum of the account balances of all Key Employees under the Plan or plans as of the determination date (including any part of any account balance distributed in the five-year period ending on the determination date), and the denominator of which is the sum of the account balances (including any part of any account balance distributed in the five-year period ending on the determination date) of all employees under the Plan or plans as of the determination date. Both the numerator and denominator of the top-heavy ratio shall be increased to reflect any contribution not actually made as of the determination date but which is required to be taken into account on that date under Code section 416 and the regulations thereunder.

          (2) If the employer maintains one or more defined contribution plans (including any simplified employee pension plan) and maintains or has maintained one or more defined benefit plans which during the 5-year period ending on the determination date has or has had any accrued benefits, the top-heavy ratio for any required or permissive aggregation group (as appropriate), is a fraction, the numerator of which is the sum of the account balances of all Key Employees under the aggregated defined contribution plan or plans, determined according to paragraph (1) above, and the present value of accrued benefits of all Key Employees under the defined benefit plan or plans as of the determination date, and the denominator of which is the sum of such account balances of all employees under the aggregated defined contribution plan or plans and the present value of accrued benefits of all employees under the defined benefit plan or plans as of the determination date. The account balances and accrued benefits in both the numerator and denominator of the top-heavy ratio shall be adjusted to reflect any distributions made in the five-year period ending on the determination date and any contributions due but unpaid as of the determination date.

          (3) For purposes of paragraphs (1) and (2), the value of account balances and the present value of accrued benefits will be determined as of the most recent valuation date that falls within the 12-month period ending on the determination date, except as provided in Code section 416 and the regulations thereunder for the first and second plan years of a defined benefit plan. The account balances and accrued benefits of an employee (i) who is not a Key Employee but who was a Key Employee in a prior year, or
               (ii) who has not been credited with at least one hour of service with any employer maintaining the Plan at any time during the 5-year period ending on the determination date, will be disregarded. The calculation of the top-heavy ratio and the extent to which distributions, rollovers, and transfers are taken into account will be made in accordance with Code section 416 and the regulations thereunder. When aggregating plans, the value of account balances and accrued benefits will be calculated with reference to the determination dates that fall within the same calendar year.

     (c) "Required aggregation group" means (i) each qualified plan of the employer in which at least one Key Employee participates in the Plan Year containing the determination date, or any of the four preceding Plan Years, and (ii) any other qualified plan of the employer that enables a plan described in (i) to meet the requirements of Code sections 401(a)(4) and 410.

     (d) "Permissive aggregation group" means the required aggregation group of plans plus any other plan or plans of the employer which, when consolidated as a group with the required aggregation group, would continue to satisfy the requirements of Code sections 401(a)(4) and 410.

     (e) "Determination date" means, for any Plan Year subsequent to the first Plan Year, the last day of the preceding Plan Year. For the first Plan Year of the Plan, the last day of that year is the determination date.

     (f) The "determination period" for a Plan Year is the Plan Year in which the applicable determination date occurs and the four preceding Plan Years.

     (g) The "valuation date" is the last day of each Plan Year and is the date as of which account balances or accrued benefits are valued for purposes of calculating the top-heavy ratio.

     (h) For purposes of establishing the "present value" of benefits under a defined benefit plan to compute the top-heavy ratio, any benefit shall be discounted only for mortality and interest based on the interest rate and mortality table specified in the defined benefit plan for this purpose.

     (i) If an individual has not performed services for the employer at any time during the five-year period ending on the determination date with respect to a Plan Year, any account balance or accrued benefit for such individual shall not be taken into account for such Plan Year.

     (j) For purposes of determining if a defined benefit plan included in a required aggregation group of which this Plan is a part is a Top-Heavy Plan, the accrued benefit to any employee (other than a Key Employee) shall be determined as follows:

          (1) Under the method which is used for accrual purposes under all defined benefit plans maintained by the employer.

          (2) If there is no method described in paragraph (1), as if such benefit accrued not more rapidly than the lowest accrual rate permitted under Code section 411(b)(1)(C).

          SEC. 14.3 MINIMUM CONTRIBUTION REQUIREMENT. For any Plan Year with respect to which the Plan is a Top-Heavy Plan, the employer contributions and Forfeitures allocated to each Active Participant who is not a Key Employee and whose Termination of Employment has not occurred prior to the end of such Plan Year shall not be less than the minimum amount determined in accordance with the following:

     (a) The minimum amount shall be the amount equal to that percentage of the Participant's Compensation for the Plan Year which is the smaller of:

          (1)  3 percent.

          (2) The percentage which is the largest percentage of Compensation allocated to any Key Employee from employer contributions and Forfeitures for such Plan Year.

          For purposes of this section, "Compensation" means the amounts specified in Sec. 6.1(f), subject to the limitation in Sec. 2.6(c).

     (b) For purposes of this section, any employer contribution attributable to a salary reduction or similar arrangement shall be taken into account. Any employer contribution attributable to a salary reduction or similar arrangement (including Salary Reduction Contributions and Matching Contributions under this Plan) may not be used to satisfy the minimum amount of employer contributions which must be allocated under subsection (a).

     (c) This section shall not apply to any Participant who is covered under any other plan of the employer under which the minimum contribution or minimum benefit requirement applicable to Top-Heavy Plans will be satisfied.

          SEC. 14.4 PARTICIPATION UNDER DEFINED BENEFIT PLAN AND DEFINED CONTRIBUTION. If a Participant is also a participant in a defined benefit plan maintained by the employer, with respect to any Plan Year for which the Plan is a Top-Heavy Plan, Sec. 6.1(d) shall be applied:

     (a) By substituting "1.0" for "1.25" in paragraphs (2)(B) and (3)(B) of Code section 415(e).

     (b)  By substituting "$41,500" for "$51,875" in Code section
          415(e)(6)(B)(i).

The foregoing provisions of this section shall be suspended with respect to any individual so long as there are no employer contributions, forfeitures, or voluntary nondeductible contributions allocated to such individual, and no defined benefit plan accruals for such individual, either under this Plan or under any other plan that is in a required aggregation group of plans, within the meaning of Code section 416(g)(2)(A)(i), that includes this Plan.

          SEC. 14.5 DEFINITION OF EMPLOYER. For purposes of this Article XIV, the term "employer" means the Company and any trade or business entity under Common Control with the Company.

          SEC. 14.6 EXCEPTION FOR COLLECTIVE BARGAINING UNIT. Sections 14.3, and
14.4 shall not apply with respect to any employee included in a unit of employees covered by an agreement which the Secretary of Labor finds to be a collective bargaining agreement between employee representatives and one or more employers if there is evidence that retirement benefits were the subject of good faith bargaining between such employee representative and such employer or employers.

                                   ARTICLE XV

                            MISCELLANEOUS PROVISIONS

          SEC. 15.1 INSURANCE COMPANY NOT RESPONSIBLE FOR VALIDITY OF PLAN. No insurance company that issues a contract under the Plan shall have any responsibility for the validity of the Plan. An insurance company to which an application may be submitted hereunder may accept such application and shall have no duty to make any investigation or inquiry regarding the authority of the applicant to make such application or any amendment thereto or to inquire as to whether a person on whose life any contract is to be issued is entitled to such contract under the Plan.

          SEC. 15.2 HEADINGS. Headings at the beginning of articles and sections hereof are for convenience of reference, shall not be considered a part of the text of the Plan, and shall not influence its construction.

          SEC. 15.3 CAPITALIZED DEFINITIONS. Capitalized terms used in the Plan shall have their meaning as defined in the Plan unless the context clearly indicates to the contrary.

          SEC. 15.4 GENDER. Any references to the masculine gender include the feminine and vice versa.

          SEC. 15.5 USE OF COMPOUNDS OF WORD "HERE". Use of the words "hereof", "herein", "hereunder", or similar compounds of the word "here" shall mean and refer to the entire Plan unless the context clearly indicates to the contrary.

          SEC. 15.6 CONSTRUED AS A WHOLE. The provisions of the Plan shall be construed as a whole in such manner as to carry out the provisions thereof and shall not be construed separately without relation to the context.

                                                                         9-19-90












                       HUTCHINSON TECHNOLOGY INCORPORATED
                                   401-K TRUST

               (As Amended and Restated Effective October 1, 1990)

                       HUTCHINSON TECHNOLOGY INCORPORATED
                                   401-K TRUST

               (As Amended and Restated Effective October 1, 1990)

PREAMBLE

ARTICLE I           GENERAL
Sec. 1.1            Name of Trust.................................................................................4
Sec. 1.2            Acceptance of Trust...........................................................................4
Sec. 1.3            Part of Plan..................................................................................4
Sec. 1.4            Certification of Fiduciaries and Administrator................................................4
Sec. 1.5            Construction and Applicable Law...............................................................5

ARTICLE II          TRUST FUND
Sec. 2.1            Composition...................................................................................5
Sec. 2.2            Contributions.................................................................................5

ARTICLE III         TRUSTEE
Sec. 3.1            General Responsibility........................................................................5
Sec. 3.2            Powers of Trustee.............................................................................6
Sec. 3.3            Appointment of Ancillary Trustees.............................................................9
Sec. 3.4            Compensation and Expenses.....................................................................9
Sec. 3.5            Records and Accountings.......................................................................9
Sec. 3.6            Record Retention.............................................................................10

ARTICLE IV          INVESTMENTS
Sec. 4.1            General......................................................................................10
Sec. 4.2            Appointment of Investment Adviser as Investment Manager......................................12
Sec. 4.3            Appointment of Insurance Company as Investment Manager.......................................14
Sec. 4.4            Directions of a Named Fiduciary..............................................................15
Sec. 4.5            Investment Funds.............................................................................16
Sec. 4.6            Loans to Participants........................................................................17

ARTICLE V           CO-TRUSTEES
Sec. 5.1            Co-trustees..................................................................................17
Sec. 5.2            Title........................................................................................17
Sec. 5.3            Responsibility With Respect to Co-trustee....................................................17
Sec. 5.4            Exercise of Powers...........................................................................17
Sec. 5.5            Disability of Co-trustee.....................................................................18
Sec. 5.6            Bonding......................................................................................18

ARTICLE VI          CHANGE IN TRUSTEE
Sec. 6.1            Resignation..................................................................................18
Sec. 6.2            Removal......................................................................................18
Sec. 6.3            Successor....................................................................................18
Sec. 6.4            Duties on Succession.........................................................................18
Sec. 6.5            Changes in Organization of Trustee...........................................................19
Sec. 6.6            Assignment of Agreement......................................................................19

ARTICLE VII         MISCELLANEOUS

Sec. 7.1            Benefits May Not Be Assigned or Alienated....................................................19
Sec. 7.2            Incompetent Payee............................................................................19
Sec. 7.3            Evidence.....................................................................................19
Sec. 7.4            Dealings of Others With Trustee..............................................................19
Sec. 7.5            Insurance Company Not Party..................................................................20
Sec. 7.6            Audits.......................................................................................20
Sec. 7.7            Trustee Warranty Against Conviction..........................................................20
Sec. 7.8            Successors...................................................................................20
Sec. 7.9            Waiver of Notice.............................................................................20
Sec. 7.10           Headings.....................................................................................20
Sec. 7.11           Use of Compounds of Word "Here"..............................................................20
Sec. 7.12           Construed as a Whole.........................................................................20
Sec. 7.13           Counterparts.................................................................................20

ARTICLE VIII        AMENDMENT AND TERMINATION
Sec. 8.1            No Diversion.................................................................................21
Sec. 8.2            Amendment....................................................................................21
Sec. 8.3            Termination of Plan..........................................................................21
Sec. 8.4            Transfer to Other Funding Agency.............................................................22

                       HUTCHINSON TECHNOLOGY INCORPORATED
                                   401-K TRUST

         This Trust Agreement, made and entered into as of the 1st day of October, 1990, by and between HUTCHINSON TECHNOLOGY INCORPORATED, a Minnesota corporation, hereinafter sometimes referred to as the "Company", and IDS TRUST COMPANY, as trustee, hereinafter sometimes referred to as the "Trustee";

         WITNESSETH:

         WHEREAS the Company established a defined contribution plan effective August 1, 1987 which is being restated effective October 1, 1990, and which is now known as the "Hutchinson Technology Incorporated 401-K Plan" (hereinafter referred to as the "Plan"); and

         WHEREAS Norwest Bank Minnesota, National Association was originally appointed as Trustee with respect to the Plan; and

         WHEREAS the trust was originally incorporated in the Plan, but the Company is now taking action to restate the trust in a separate document; and

         WHEREAS the Company has appointed IDS Trust Company as successor Trustee with respect to the Plan effective October 1, 1990;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the parties agree as follows:

                                    ARTICLE I

                                     GENERAL

         Sec. 1.1 Name of Trust. This Trust Agreement and the Trust hereby evidenced shall be known as the "Hutchinson Technology Incorporated 401-K Trust" (herein sometimes referred to as the "Trust").

         Sec. 1.2 Acceptance of Trust. The Trustee accepts its appointment as such.

         Sec. 1.3 Part of Plan. This Trust forms a part of the Plan, and is used to fund benefits thereunder. The Company warrants that it has furnished the Trustee with a true and correct copy of the Plan as currently in effect. The Company agrees that promptly upon the adoption of any amendment to the Plan it will furnish the Trustee with a copy of the amendment and with an appropriate certificate evidencing its due adoption. The Company further agrees that no amendment of the Plan shall have the effect of changing the rights, duties, and liabilities of the Trustee without its written consent. The Trustee may rely on the latest Plan documents furnished it as above provided without further inquiry or verification.

         Sec. 1.4 Certification of Fiduciaries and Administrator. The Company will certify to the Trustee the name of the person or persons who have authority on behalf of the Company to direct the Trustee as to disbursements from the Trust Fund for purposes of the Plan and the name of the person or persons who have authority on behalf of the Company to communicate with the Trustee with respect to any other matter or matters relating to the Trust Fund. The Trustee shall recognize the Company as the administrator of the Plan within the meaning of the Employee Retirement Income Security Act unless and until receipt from the Company of a certification evidencing the appointment of some other person or persons as said administrator. The Company shall provide the Trustee with a specimen signature of each of the persons referred to above. Action by the Company will be certified by the Secretary or an Assistant Secretary of the Company. The Trustee may rely on the latest relevant certificate without further inquiry or verification.

         Sec. 1.5 Construction and Applicable Law. This Trust is intended to constitute a qualified trust under section 401(a) of the Internal Revenue Code and to be entitled to tax exemption under section 501(a) thereof. The Trustee may assume, until advised to the contrary, that the Trust is so qualified and is entitled to said tax exemption. It is also intended that this Trust be in full compliance with applicable requirements of the Employee Retirement Income Security Act. This Trust Agreement shall be construed and administered consistent with said intent. It shall also be construed and administered according to the laws of the State of Minnesota to the extent that such laws are not preempted by the laws of the United States of America; and all controversies, disputes, and claims arising hereunder shall be submitted to the United States District Court for the District of Minnesota. All references herein to the "Internal Revenue Code" or "Code" are to the Internal Revenue Code of 1986 as from time to time amended. All references herein to the "Employee Retirement Income Security Act" or "ERISA" are to the Employee Retirement Income Security Act of 1974 as from time to time amended.

                                   ARTICLE II

                                   TRUST FUND

         Sec. 2.1 Composition. All sums of money and all securities and other property acceptable to the Trustee and received by it to be held in trust hereunder, as evidenced by its receipts, from whatever source received, together with all investments made therewith, the proceeds thereof, and all earnings and accumulations thereon, and the part thereof from time to time remaining, shall be held and administered by the Trustee, in trust, in a fund referred to herein as the "Trust Fund", in accordance with the terms and provisions hereof. The Trust Fund shall be held, administered, and disbursed by the Trustee without distinction between principal and income.

         Sec. 2.2 Contributions. The Trustee shall have no duty to require any contributions to be made to it, to determine that the contributions received by it comply with the provisions of the Plan or with any resolution of the board of directors of the Company providing therefor, or to collect any contributions payable to it pursuant to the Plan. The responsibility of the Trustee shall be limited to the sums of money, securities, and other property actually received by it.

                                   ARTICLE III

                                     TRUSTEE

          Sec. 3.1 General Responsibility. The general responsibilities of the Trustee shall be as follows:

         (a) Except as expressly otherwise provided herein or in the Plan, the Trustee shall have exclusive authority and discretion to manage and control the assets of the Plan held in the Trust Fund.

         (b) The Trustee shall hold, administer, invest and reinvest, and disburse the Trust Fund in accordance with the powers and subject to the restrictions stated herein; provided, however, nothing in this Agreement shall require the Trustee to maintain custody of assets held through a broker held securities account or to maintain custody of mutual fund shares.

         (c) The Trustee shall disburse monies and other properties from the Trust Fund on direction of the Company pursuant to the provisions of the Plan at the time or times to the payee or payees specified by the Company in directions to the Trustee in such form as the Trustee may reasonably require. The Trustee shall be under no liability for any distribution made by it pursuant to such directions and shall be under no duty to make inquiry as to whether any distribution made by it pursuant to any such direction is made pursuant to the provisions of the Plan. The receipt of the payee shall constitute a full acquittance to the Trustee.

         (d) The Trustee shall have the responsibilities, if any, expressly allocated to it by the Plan. Except as responsibilities may be expressly so allocated, the Trustee in its capacity as such shall have no responsibility or authority with respect to the operation and administration of the Plan, and the rights, powers and duties of the Trustee shall be governed solely by the terms of this Trust Agreement without reference to the provisions of the Plan.

         Sec. 3.2 Powers of Trustee. The Trustee shall have the right, power, and authority to take any action and to enter into and carry out every agreement with respect to the Trust Fund that may be necessary or advisable to discharge its responsibilities hereunder, and without limiting the generality of the foregoing and in addition to all other powers and authorities herein elsewhere specifically granted to the Trustee, the Trustee shall have the following powers and authorities to be exercised in its absolute discretion, except as otherwise expressly provided herein:

         (a) To hold securities and other properties in bearer form or in the name of a nominee or nominees without disclosing any fiduciary relationship; provided, however, that on the books and records of the Trustee such securities and properties shall constantly be shown to be a part of the Trust Fund, and no such registration or holding by the Trustee shall relieve it from liability for the safe custody and proper disposition of such securities and properties in accordance with the terms and provisions hereof.

         (b) To sell, grant options to buy, transfer, assign, convey, exchange, mortgage, pledge, lease or otherwise dispose of any of the properties comprising the Trust Fund at such prices and on such terms and in such manner as it may deem proper, and for terms within or extending beyond the duration of the Trust.

         (c) To purchase, acquire, hold, manage, administer, operate, lease for any number of years, regardless of any restrictions on leases made by fiduciaries, develop, improve, repair, alter, demolish, mortgage, pledge, grant options with respect to, or otherwise deal with any real property or interest therein at any time held by it; and to cause to be formed a corporation or trust to hold title to any such real property with the aforesaid powers, all upon such terms and conditions as may be deemed advisable.

         (d) To renew or extend or participate in the renewal or extension of any note, bond or other evidence of indebtedness, or any other contract or lease, or to exchange the same, or to agree to a reduction in the rate of interest or rent thereon or to any other modification or change in the terms thereof, or of the security therefor, or any guaranty thereof, in any manner and to any extent that it may deem advisable in its absolute discretion; to waive any default, whether in the performance of any covenant or condition of any such note, bond or other evidence of indebtedness, or any other contract or lease, or of the security therefor, and to carry the same past due or to enforce any such default as it may in its absolute discretion deem advisable; to exercise and enforce any and all rights to foreclose, to bid in property on foreclosure; to exercise and enforce in any action, suit, or proceeding at law or in equity any rights or remedies in respect to any such note, bond or other evidence of indebtedness, or any other contract or lease, or the security therefor; to pay, compromise, and discharge with the funds of the Trust Fund any and all liens, charges, or encumbrances upon the same, in its absolute discretion, and to make, execute, and deliver any and all instruments, contracts, or agreements necessary or proper for the accomplishment of any of the foregoing powers.

         (e) To borrow such sums of money for the benefit of the Trust Fund from any lender upon such terms, for such period of time, at such rates of interest, and upon giving such collateral as it may determine; to secure any loan so made by pledge or mortgage of the trust property; and to renew existing loans.

         (f) To use the assets of the Trust Fund, whether principal or income, for the purpose of improving, maintaining, or protecting property acquired by the Trust Fund, and to pay, compromise, and discharge with the assets of the Trust Fund any and all liens, charges, or encumbrances at any time upon the same.

         (g) To hold uninvested such cash funds as may appear reasonably necessary to meet the anticipated cash requirements of the Plan from time to time and to deposit the same or any part thereof, either separately or together with other trust funds under the control of the Trustee, in its own deposit department or to deposit the same in its name as Trustee in such other depositories as it may select.

         (h) To receive, collect, and give receipts for every item of income or principal of the Trust Fund.

         (i) To institute, prosecute, maintain, or defend any proceeding at law or in equity concerning the Trust Fund or the assets thereof, at the sole cost and expense of the Trust Fund, and to compromise, settle, and adjust any claims and liabilities asserted against or in favor of the Trust Fund or of the Trustee; but the Trustee shall be under no duty or obligation to institute, maintain, or defend any action, suit, or other legal proceeding unless it shall have been indemnified to its satisfaction against any and all loss, cost, expense, and liability it may sustain or anticipate by reason thereof.

         (j) To vote all stocks and to exercise all rights incident to the ownership of stocks, bonds, or other securities or properties held in the Trust Fund and to issue proxies to vote such stocks; to enter into voting trusts for such period and upon such terms as it may determine; to give general or special proxies or powers of attorney, with or without substitution; to sell or exercise any and all subscription rights and conversion privileges; to sell or retain any and all stock dividends; to oppose, consent to, or join in any plan of reorganization, readjustment, merger, or consolidation in respect to any corporation whose stocks, bonds, or other securities are a part of the Trust Fund, including becoming a member of any stockholders' or bondholders' committee; to accept and hold any new securities issued pursuant to any plan of reorganization, readjustment, merger, consolidation, or liquidation; to pay any assessments on stocks or securities or to relinquish the same; and to otherwise exercise any and all rights and powers to deal in and with the securities and properties held in the Trust Fund in the same manner and to the same extent as any individual owner and holder thereof might do.

         (k) To make application for any contract (including but not limited to a group annuity contract) issued by an insurance company to be purchased under the Plan, to accept and hold any such contract, and to assign and deliver any such contract. Any such contract may provide for the allocation of amounts received by the insurance company thereunder to its general account and/or to one or more of its separate accounts. Such separate accounts may include separate accounts maintained for the collective investment of assets of qualified retirement plans and may be invested and reinvested, without distinction between principal and income, in securities as defined in the Employee Retirement Income Security Act and other property, or part interest (including any partnership interest) in property, real or personal, foreign or domestic, and any rights, warrants and options to acquire any of the foregoing. The Company may appoint the insurance company as investment manager pursuant to Sec. 4.3. The insurance company shall have exclusive responsibility for the investment and management of any amounts held under such contract, subject to the right of the Trustee or the Company to specify how amounts held under the contract are to be allocated among the accounts provided for in the contract. The insurance company shall have all of the powers with respect to assets of the Plan held under a contract as the Trustee has with respect to the assets of the Trust Fund.

         (1) To employ such agents, experts, counsel, and other persons (any of whom may also be employed by or represent the Company) deemed by the Trustee to be necessary or proper for the administration of the Trust; to rely and act on information and advice furnished by such agents, experts, counsel, and other persons; and to pay their reasonable expenses and compensation for services to the Trust from the Trust Fund.

         (m) To pay out of the Trust Fund all real and personal property taxes, income taxes, and other taxes of any and all kinds levied or assessed under existing or future laws against the Trust Fund, without any approval or direction of the Company.

         (n) To pay any estate, inheritance, income, or other tax, charge, or assessment attributable to any benefit which, in the Trustee's opinion, it shall be or may be required to pay out of such benefit; and to require, before making any payment, such release or other document from any taxing authority and such indemnity from the intended payee as the Trustee shall deem necessary for its protection.

         (o) To retain any funds or property subject to any dispute without liability for the payment of interest, and to decline to make payment or delivery thereof until final adjudication is made by a court of competent jurisdiction.

         (p) To provide ancillary services to the Trust for not more than reasonable compensation.

         (q) To serve not only as Trustee but also in any other fiduciary capacity with respect to the Plan pursuant to such agreements or practices as the Trustee considers necessary or appropriate under the circumstances.

         (r) To participate in and use the Federal Book-entry Account System (a service provided by the Federal Reserve Bank for its member banks for deposit of Treasury securities).

         (s) To make, execute, acknowledge, and deliver any and all documents of transfer and conveyance and any and all other instruments that may be necessary or appropriate to carry out the powers herein granted to the Trustee.

         (t) To bring action before any court of competent jurisdiction for instructions with respect to any matter pertaining to the interpretation of this Trust Agreement or the administration of the Trust Fund.

         (u) To invest in time deposit open accounts, certificates of deposit, or similar investments which are maintained by the Trustee, an affiliate of the Trustee or another institution.

         Sec. 3.3 Appointment of Ancillary Trustees. In the event that any property which is or may become a part of the Trust Fund is situated in a state or states in which any Trustee acting hereunder is prohibited from holding real estate as Trustee, or in a foreign country, the Trustee is hereby empowered to name an individual or corporate trustee qualified to act in any such state or foreign country in connection with the property situated therein as ancillary trustee of such property and require such security as may be designated by the Trustee. Naming of such ancillary trustee shall be subject to formal appointment thereof by the Company. Any ancillary trustee so appointed shall have such rights, powers, discretions, responsibilities, and duties as are delegated to it by the Trustee, but shall exercise and discharge the same subject to such limitations or directions of the Trustee as shall be specified in the instrument evidencing the appointment. Any such ancillary trustee shall be answerable to the Trustee for all monies, assets, or other property entrusted to it or received by it in connection with the administration of the Trust. The Trustee may remove any such ancillary trustee and may appoint a successor at any time or from time to time as to any or all of the assets, in each case subject to formal appointment of the successor by the Company. Any instrument designating an ancillary trustee may contain such provisions with respect to payment of income and principal to the Trust, payment of expenses with respect to ancillary trust property, termination of the ancillary trust, and administrative powers of the ancillary trustee as the Trustee hereunder, in the exercise of its discretion, may deem appropriate and consistent with the provisions of this Trust Agreement.

         Sec. 3.4 Compensation and Expenses. The Trustee shall be entitled to receive such reasonable compensation for its services as Trustee or in any other capacity in connection with the Plan as may be agreed upon with the Company. The Trustee shall be entitled to reimbursement for all reasonable and necessary costs, expenses, and disbursements incurred by it in the performance of such services. Such compensation and reimbursements shall be paid from the Trust Fund if not paid directly by the Company, and shall constitute a lien upon the Trust Fund until paid.

         Sec. 3.5 Records and Accountings. The Trustee shall keep accurate and detailed records and accounts of all investments, receipts, and disbursements, and other transactions hereunder, and all records, books, and accounts relating thereto shall be open to inspection by any person designated by the Company at all reasonable times. As soon as reasonably practicable following the close of each annual accounting period of the Trust, and as soon as reasonably practicable after the resignation or removal of a Trustee has become effective, the Trustee shall file with the Company and with the Plan administrator a written account setting forth all investments, receipts, disbursements, and other transactions effected by it during such year, or during the part of the year to the date the resignation or removal is effective, as the case may be, and containing a description of all securities purchased and sold, the cost or net proceeds of sale, the securities and investments held at the end of such period, and the cost of each item thereof as carried on the books of the Trustee. The accounting shall also furnish the Company and the Plan administrator such other information as the Trustee may possess and as may be necessary for them to comply with the reporting requirements of the Employee Retirement Income Security Act. If the fair market value of an asset in the Trust Fund is not available, when necessary for accounting or reporting purposes the fair value of the asset shall be determined in good faith by the Trustee, assuming an orderly liquidation at the time of such determination. If there is a disagreement between the Trustee and anyone as to any act or transaction reported in an accounting, the Trustee shall have the right to have its account settled by a court of competent jurisdiction.

         Sec. 3.6 Record Retention. The Trustee shall retain its records relating to the Trust as long as necessary for the proper administration thereof and at least for any period required by the Employee Retirement Income Security Act or other applicable law.

                                   ARTICLE IV

                                   INVESTMENTS

         Sec. 4.1 General. Except as otherwise expressly provided in the Plan and in this Trust, the Trustee shall have exclusive authority and discretion to invest and reinvest the principal and income of the Trust in real or personal property of any kind and shall do so with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. Except as limited by any investment policy established pursuant to the Plan with respect to various investments, the Trustee shall diversify the investments of the Trust so as to minimize the risk of large losses, unless under the circumstances it is clearly prudent not to do so. The Trustee shall not be limited by the laws of any state proscribing or limiting the investment of trust funds by corporate or individual trustees in or to certain kinds, types, or classes of investments or limiting the value or proportion of the trust assets that may be invested in any one property or kind, type, or class of investment. Investments and reinvestments shall be subject to the above standard, and without limiting the generality of the foregoing, shall also be subject to the following:

         (a) Investments shall be as consistent as reasonably possible with any funding policy communicated to the Trustee in writing by the Company pursuant to the Plan. The Trustee may rely on the latest such communication received by it without further inquiry or verification.

         (b) The Trustee may invest and reinvest principal and income of the Trust in common, preferred, and other stocks of any corporation; voting trust certificates; interests in investment trusts, including, without limiting the generality thereof, participations issued by an investment company as defined in the Investment Company Act of 1940, as from time to time amended; bonds, notes, and debentures, secured or unsecured; mortgages on real or personal property; conditional sales contracts; and real estate and leases.

         (c) The Trustee may invest and reinvest all or a portion of the principal and income of the Trust through any common or collective trust fund or pooled investment fund maintained by the Trustee for the collective investment of funds held by it in a fiduciary capacity. The provisions of the document governing any such common or collective trust fund as it may be amended from time to time shall govern any investment therein and are hereby made a part of this Trust Agreement.

         (d) The Trustee may commingle for investment all or any part of the Funds of the Trust with funds of other trusts entitled to tax exemption under section 501(a) of the Internal Revenue Code established by the Company or any company directly or indirectly controlling, controlled by, or under common control with the Company provided that records are at all times maintained of the portion of the commingled funds properly allocable to each trust.

         (e) The Trustee may invest and reinvest the principal and income of the Trust by investing in an annuity contract or contracts (including any agreement or agreements supplemental thereto) issued by an insurance company.

         (f) The Trustee may engage in the writing, sale, and buying in, of covered call option contracts; and may acquire and exercise options to purchase or sell securities or other assets.

         (g) The Trustee may invest and reinvest the principal and income of the Trust in stock, securities, or real property of the Company or any company directly or indirectly controlling, controlled by, or under common control with the Company. Notwithstanding the foregoing provisions of this section to the contrary, if the Plan is an eligible individual account plan within the meaning of the Employee Retirement Income Security Act, the Trustee is authorized to invest all or any part of the principal and income of the Trust in qualifying employer securities or qualifying employer real property, without regard to any lack of diversification effected thereby.

         (h) If qualifying employer securities or qualifying employer real property are purchased or sold as an investment of the Trust from or to a disqualified person or party in interest, as those terms are used in the Employee Retirement Income Security Act, and if there is no generally recognized market for such securities or property, the purchase shall be for not more than fair market value and the sale shall be for not less than fair market value, as determined in good faith by the Trustee.

         (i) The Trustee may invest and reinvest principal and income of the Trust in deposits (including savings accounts, savings certificates, and similar interest-bearing instruments or accounts) in itself or its affiliates, provided such deposits bear a reasonable rate of interest.

         (j) The Trustee may lend any securities or security from time to time constituting a part of the Trust Fund in exchange for such consideration and upon such terms and conditions as the Trustee deems appropriate. In any such transaction the Trustee may transfer legal title to the securities being loaned to the obligor, and may permit the obligor to return to the Trust securities that are identical (but not necessarily evidenced by the same certificates) to those transferred to it by the Trustee hereunder.

         (k) The Trustee may purchase and sell financial futures contracts in transactions executed through a generally recognized commodities or securities exchange.

         (1) The Trustee may invest and reinvest all or a portion of the Trust Fund in mutual funds, annuities and insurance contracts managed and distributed by IDS Financial Corporation and its affiliated companies.

         (m) The Declaration of Trust executed by IDS Trust Company in 1979, amended and restated on February 1, 1981, August 9, 1982, and April 25, 1989, creating the IDS Trust Company Collective Investment Funds for Employee Benefit Trusts, is hereby made a part of this Agreement. Notwithstanding any other provisions of this Trust, the Trustee may cause all or any portion of the funds of this Trust, without limitation to amount, to be commingled with the funds of other trusts entitled to tax exemption under Section 501(a) of the Internal Revenue Code by causing such funds to be invested as a part of any one or more of the Collective Funds created by said Declaration of Trust. Funds of this Trust so added to any of the said Collective Funds at any time shall be subject to all of the provisions of said Declaration of Trust as it is amended from time to time.

         Sec. 4.2 Appointment of Investment Adviser as Investment Manager. The Company may appoint one or more parties that are registered as investment advisers under the Investment Advisers Act of 1940 to serve as an investment manager as defined in the Employee Retirement Income Security Act. The appointment of any such investment manager and investment of the Trust Fund pursuant to such appointment shall be subject to the following, notwithstanding any provisions of this Trust Agreement to the contrary:

         (a) Written notice of each such appointment shall be given to the Trustee a reasonable time in advance of the effective date of the appointment. Such notice shall state what portion of the Trust Fund is to be invested by the investment manager and shall direct the Trustee to segregate such portion of the Trust Fund into a separate account for such investment manager. Each such separate account is hereinafter in this section referred to as an Investment Account.

         (b) The Trustee shall not act on any direction or instruction of the investment manager until the Trustee has been furnished with an acknowledgement in writing by the investment manager that it is a fiduciary with respect to the Plan.

         (c) There shall be a written agreement between the Company and each investment manager. The Trustee shall receive a copy of each such agreement and all amendments thereto and shall give written acknowledgement of receipt of same.

         (d) Among other matters, each such agreement with an investment manager shall provide that:

                  (1) all directions given by an investment manager to the Trustee shall be in writing, signed by an officer or partner of the investment manager or by such other person as may be designated in writing by the investment manager; provided that the Trustee shall accept oral directions for the purchase or sale of securities, which shall be confirmed by such authorized personnel of the investment manager in writing;

                  (2) all settlement of purchases and sales shall be in the city where the Trustee is located, or such other place as the Trustee may direct;

                  (3) in all events the Trustee is to retain physical custody of or title to all assets included in an Investment Account; and

                  (4) the Company, by written notice to the investment manager and the Trustee, may modify or terminate the authority of the investment manager.

         (e) Payment of the cost of the acquisition, sale, or exchange of any security or other property for an Investment Account shall be charged to that Investment Account unless the agreement between the Company and investment manager provides otherwise.

         (f) So long as the appointment of an investment manager is in effect, the investment manager shall have full power and authority to direct the Trustee as to, and full responsibility for, investment of its Investment Account and for the retention and disposition of any assets at any time included in its Investment Account. Subject to any limitations in the agreement between the Company and the investment manager, the investment manager shall have the same investment discretion as is accorded the Trustee under Sec. 4.1 hereof. The Trustee shall invest any portion of an Investment Account that would otherwise be held in cash.

         (g) Unless the written agreement between the Company and investment manager expressly provides to the contrary, the Trustee shall have the voting power with respect to all stocks and other securities in the Investment Account.

         (h) The Trustee shall make available to an investment manager copies of or extracts from such portions of its accounts, books, or records relating to the Investment Account of such investment manager as the Trustee may deem necessary or appropriate in connection with the exercise of the investment manager's function, or as the Company may direct.

         (i) All charges (other than those covered in subsection (e) hereof) against each Investment Account shall be made in such proportions as the Company may direct from time to time.

         (j) If the authority of an investment manager is terminated and a successor investment manager is not appointed, the assets held in its Investment Account may or may not continue to be segregated, as the Trustee may determine. Until receipt of written notice of the termination of the authority of an investment manager, the Trustee shall be fully protected in assuming the continuing authority of such investment manager.

         (k) Any direction by an investment manager shall be complete as to the terms with respect thereto, it being intended that the Trustee shall have no obligation whatsoever to invest or otherwise manage any asset of an Investment Account.

         (1) An investment manager shall be entitled to receive such reasonable compensation for its services as may be agreed upon with the Company. Such compensation shall be paid from the Trust Fund if not paid directly by the Company. The Trustee shall not be responsible for determining the reasonableness of any compensation to be paid to an investment manager.

         (m) The Company agrees to indemnify the Trustee for and to hold it harmless against any and all liabilities, losses, costs, or expenses (including legal fees and expenses) of whatsoever kind and nature which may be imposed on, incurred by, or asserted against the Trustee at any time by reason of actions taken in accordance with directions of an investment manager or action omitted because no such directions are given. However, no indemnification shall be required in any case in which such liabilities, losses, costs, or expenses are incurred by the Trustee because it participated knowingly in, or knowingly undertook to conceal, an act or omission of an investment manager, knowing such act or omission was a breach of fiduciary duty by said investment manager.

         Sec. 4.3 Appointment of Insurance Company as Investment Manager. The Company may appoint one or more insurance companies that meet the requirements of Section 3(38) of the Employee Retirement Income Security Act to serve as an investment manager as defined in said Act. The appointment of any such investment manager and investment of the Trust Fund pursuant to such appointment shall be subject to the following, notwithstanding any provisions of this Trust Agreement to the contrary:

         (a) Written notice of each such appointment shall be given to the Trustee a reasonable time in advance of the effective date of the appointment.

         (b) The Company shall determine the terms of each contract to be entered into between such insurance company and the Trustee (including any agreement or agreements supplemental thereto) pursuant to which investment management services shall be performed by the insurance company. On written direction of the Company, the Trustee shall make application for each such contract and shall hold the contract as an asset of the Trust Fund.

         (c) The Trustee shall pay such premiums to the insurance company pursuant to such contract as may be directed in writing by the Company; provided, however, that except in the case of a "guaranteed benefit policy" as defined in Section 401(b)(2) of the Employee Retirement Income Security Act, no such payment shall be made until the Trustee has been furnished with an acknowledgment in writing by the insurance company that it is a fiduciary with respect to the Plan.

         (d) Except as otherwise agreed in writing by the Trustee and the Company, the Trustee shall take only such actions as contractholder of such contract as may be directed in writing by the Company.

         (e) Any direction by the Company with respect to such contract shall be complete as to the terms with respect thereto, it being intended that the Trustee shall have no discretion whatsoever with respect to the provisions of such contract or actions taken pursuant thereto.

         (f) The Company agrees to indemnify the Trustee for and to hold it harmless against any and all liabilities, losses, costs, or expenses (including legal fees and expenses) of whatsoever kind and nature which may be imposed on, incurred by, or asserted against the Trustee at any time by reason of actions taken in connection with any such contract in accordance with directions of the Company or action omitted because no such directions are given. However, no such indemnification shall be required in any case in which such liabilities, losses, costs or expenses are incurred by the Trustee because it participated knowingly in, or knowingly undertook to conceal, an act or omission of an insurance company acting as investment manager, knowing such act or omission was a breach of fiduciary duty by said insurance company.

         Sec. 4.4 Directions of a Named Fiduciary. The Company, with the approval of the Trustee, may designate one or more Named Fiduciaries that shall have authority to direct the Trustee as to the investment and reinvestment of all or a part of the Trust Fund. The designation of any such Named

Fiduciary and investment of the Trust Fund pursuant to such designation shall be subject to the following, notwithstanding any provisions hereof to the contrary:

         (a) Written notice of each such appointment shall be given to the Trustee a reasonable time in advance of the effective date of the appointment. Such notice shall state what portion of the Trust Fund is to be invested by the Named Fiduciary and shall direct the Trustee to segregate such portion of the Trust Fund into a separate account for such Named Fiduciary. Each such separate account is referred to in this section as a Named Fiduciary Account.

         (b) All directions given by a Named Fiduciary to the Trustee shall be in writing, signed by the duly authorized person or persons as evidenced by a certificate furnished pursuant to Section 1.4; provided that the Trustee shall accept oral directions for the purchase or sale of securities which shall be confirmed by such authorized personnel in writing.

         (c) All settlement of purchases and sales are to be in the city where the Trustee is located, or such other place as the Trustee may direct.

         (d) In all events the Trustee is to retain physical custody of or title to all assets comprising a Named Fiduciary Account.

         (e) The Company by written notice to the Named Fiduciary and the Trustee may terminate the authority of the Named Fiduciary as to investments.

         (f) Payment of the cost of the acquisition, sales, or exchange of any security for a Named Fiduciary Account shall be charged to such Account.

         (g) So long as the appointment is in effect of a Named Fiduciary who has authority to direct the Trustee as to investment of a Named Fiduciary Account, the Named Fiduciary shall have full power and authority to direct the Trustee as to, and full responsibility for, investment of its Named Fiduciary Account and for the retention and disposition of any assets at any time included in its Named Fiduciary Account. The Named Fiduciary shall have the same investment discretion as is accorded the Trustee under Sec. 4.1 hereof. The Trustee shall invest any portion of a Named Fiduciary Account that would otherwise be held in cash.

         (h) The Trustee shall have the voting power with respect to all stocks and other securities in a Named Fiduciary Account except to the extent written directions by the Company to the Trustee grant voting power to the Named Fiduciary.

         (i) The Trustee shall make available to a Named Fiduciary copies of or extracts from such portion of its accounts, books, or records relating to the Named Fiduciary Account of such Named Fiduciary as the Trustee may deem necessary or appropriate in connection with the exercise of the Named Fiduciary's function, or as the Company may direct.

         (j) All charges (other than those covered in subsection M above) against each Named Fiduciary Account shall be made in such proportions as the Company may direct from time to time.

         (k) If the authority of a Named Fiduciary is terminated and a successor Named Fiduciary is not appointed, the assets held in its Named Fiduciary Account may or may not continue to be segregated as the Trustee may determine. Until receipt of written notice of the termination of the authority of a Named Fiduciary, the Trustee shall be fully protected in assuming the continuing authority of such Named Fiduciary.

         (1) Any direction by a Named Fiduciary shall be complete as to its terms, it being intended the Trustee shall have no obligation whatsoever to invest or otherwise manage any assets of a Named Fiduciary Account.

         (m) The Trustee shall follow all proper directions of the Named Fiduciary which are made in accordance with the terms hereof and which are not contrary to Title I of Employee Retirement Income Security Act.

         (n) If the fair market value of an asset in a Named Fiduciary Account is not available when necessary for accounting and reporting purposes, the fair value of the asset shall be determined in good faith by the Named Fiduciary, assuming an orderly liquidation at the time of such determination.

         (o) The Company agrees to indemnify the Trustee for and to hold it harmless against any and all liabilities, losses, costs, or expenses (including legal fees and expenses) of whatsoever kind and nature which may be imposed on, incurred by, or asserted against the Trustee at any time by reason of actions taken in accordance with directions of a Named Fiduciary in connection with a Named Fiduciary Account or action omitted because no such directions are given. However, no such indemnification shall be required in any case in which such liabilities, losses, costs or expenses are incurred by the Trustee because it participated knowingly in, or knowingly undertook to conceal, an act or omission of a Named Fiduciary, knowing such act or omission was a breach of fiduciary duty by such Named Fiduciary.

          Sec. 4.5 Investment Funds. The following provisions shall apply to directions by Participants and Beneficiaries of the investment of their Accounts.

         (a) The Company may in its discretion authorize from time to time the establishment of Investment Funds which are limited to a particular class of investment within the investments authorized under Sec. 4.1. The Company may also terminate Investment Funds or merge an Investment Fund into another Investment Fund.

         (b) The Trustee may invest each Investment Fund in any property authorized under Sec. 4.1 which is within the class of investments authorized for the particular Investment Fund, including but not limited to investments through common or collective trust funds or pooled investment funds maintained by the Trustee as described in Sec. 4.1.

         (c) Income and proceeds on sales of investments of each Investment Fund shall be reinvested in the same Fund. The Trustee may, in its discretion, maintain in cash such part of the assets of each Investment Fund as it shall consider necessary or desirable for the proper administration of such fund, and may deposit any uninvested funds with itself or its affiliates pursuant to Sec. 4.1(i).

         (d) Any income, loss or expense with respect to the investments held for each Account, and any contributions or distributions with respect to such Account, shall be separately charged or credited, as the case may be, to that Account. The Trustee shall account separately for each Account.

         Sec. 4.6 Loans to Participants. The Trustee shall make loans to Participants on written direction of the Company. Each such direction shall be complete with respect to the terms of the loan, it being intended that the Trustee shall have no discretion with respect thereto.

                                    ARTICLE V

                                   CO-TRUSTEES

         Sec. 5.1 Co-trustees. With the written consent of the Trustee (including all persons, corporate or individual, then serving as Trustee if there be more than one), an additional person or persons may be appointed by the Company as co-trustee or co-trustees. Before the appointment of any such persons shall be effective, the Trustee shall be furnished with written evidence satisfactory to it of the appointment of such person as co-trustee and of such person's acceptance of the trusteeship. Except as otherwise clearly indicated by the context, the word "Trustee" when used in this Trust Agreement shall include and refer to all co-trustees in office at the time.

         Sec. 5.2 Title. Except as provided in Sec. 3.3 hereof or in an agreement entered into pursuant to Sec. 5.3 hereof, if more than one person is serving as Trustee of the Trust Fund, title to all assets of the Trust Fund shall vest jointly in all of the co-trustees.

         Sec. 5.3 Responsibility With Respect to Co-trustee. If the assets of the Trust Fund are held by co-trustees, each shall use reasonable care to prevent a co-trustee from committing a breach of fiduciary responsibility. Except as otherwise expressly provided in this Trust Agreement co-trustees shall jointly manage and control the assets of the Trust Fund; provided, however, that by unanimous agreement the co-trustees may allocate specific responsibilities, obligations, or duties among themselves. Such allocation may be made with respect to responsibility for investing the assets of the Trust Fund, responsibility with respect to custody of the assets of the Trust Fund, responsibility with respect to disbursement of the Trust Fund, responsibility with respect to the keeping of records, record maintenance and the preparation of accountings, and responsibility with respect to the exercise of any of the powers set forth in Sec. 3.2 hereof. The co-trustees shall give the Company prompt written notification of any such allocation and of the revocation thereof.

         Sec. 5.4 Exercise of Powers. If co-trustees are acting hereunder, they shall hold such meetings, upon such notice, at such places, and at such times as they may determine. A majority of the co-trustees at any time acting shall constitute a quorum. Except with respect to specific responsibilities, obligations, or duties allocated pursuant to agreement under Sec. 5.3 hereof, all actions of the co-trustees shall be taken or authorized at a meeting by vote of a majority of the co-trustees, or by written authorization of a majority of the co-trustees. Written minutes of meetings shall be kept. The co-trustees may authorize any one or more of their number to execute or deliver any receipt or other instrument on behalf of the Trustee or to perform any ministerial function of the Trustee hereunder. No co-trustee who at the time is a participant or beneficiary under the Plan shall vote or otherwise participate in the consideration or determination of the Trustee with respect to any matters solely concerning the rights or interests of such co-trustee as participant or beneficiary.

         Sec. 5.5 Disability of Co-trustee. If any co-trustee acting hereunder is, in the opinion of the other co-trustee or co-trustees then acting, mentally or physically incapacitated from performing the duties of the trusteeship, such other co-trustee or co-trustees shall have full power and authority to exercise all powers, duties, authorities, and discretions granted the Trustee herein while such incapacity continues.

         Sec. 5.6 Bonding. Any individual appointed as Trustee hereunder shall give such bond for the faithful performance of duty hereunder as the Company shall require. The premium therefor shall be paid from the Trust Fund if not paid directly by the Company, and shall constitute a lien upon the Trust Fund until paid.

                                   ARTICLE VI

                                CHANGE IN TRUSTEE

         Sec. 6.1 Resignation. The Trustee (or any co-trustee) may resign at any time by giving thirty days' advance written notice to the Company (and to the other co-trustees then in office, if any), or such shorter period of time as may be mutually agreed upon by the Company and the Trustee.

         Sec. 6.2 Removal. The Company may remove any Trustee (or any co-trustee) by giving thirty days' advance written notice to the person being removed (and to the other co-trustees then in office, if any), or such shorter period of time as may be mutually agreed upon by the Company and the Trustee.

         Sec. 6.3 Successor. In the event of the resignation or removal of a Trustee, the Company shall promptly appoint a successor; provided that if a co-trustee is removed no successor need be appointed, and, if one is appointed, such appointment shall be made pursuant to the provisions of Sec. 5.1 hereof. If no appointment of a successor is made by the Company within a reasonable time after resignation or removal of a sole Trustee, any court of competent jurisdiction may appoint a successor, after such notice, if any, solely to the Company and the retiring Trustee, as such court may deem proper and suitable. The retiring sole Trustee shall be furnished with written notice from the Company or the court, as the case may be, of the appointment of the successor, and shall also be furnished with written evidence of the successor's acceptance of the trusteeship. Only then shall the retiring sole Trustee cease to be Trustee.

         Sec. 6.4 Duties on Succession. Every successor Trustee accepting a trusteeship under this Trust Agreement shall have all the right, title, powers, duties, exemptions, and limitations of the predecessor Trustee hereunder. No predecessor Trustee shall have any right, title, or interest in the Trust Fund except as hereinafter provided in the case of the replacement of a sole Trustee. If a Trustee being replaced is then the sole Trustee hereunder, such Trustee shall, upon the appointment and acceptance of a successor Trustee, transfer and deliver the assets of the Trust Fund to the successor, after reserving such reasonable amount as it shall deem necessary to provide for its fees and expenses and any sums chargeable against the Trust Fund for which it may be liable. Any predecessor Trustee shall do all acts necessary to vest title of record in the successor Trustee. If any assets in the Trust Fund have been invested in a common or collective trust fund, the predecessor shall cause such investment to be liquidated at the earliest practical time after notice has been given or received by the predecessor of the resignation or removal. No person becoming a Trustee hereunder shall be in any way liable or responsible for anything done or omitted to be done by any Trustee prior to such person's acceptance of the trusteeship, nor shall such person have any duty to examine the administration of the Trust prior to such acceptance.

         Sec. 6.5 Changes in Organization of Trustee. If any corporate trustee acting hereunder is merged with another corporation or association, or is succeeded by another corporation or association, through consolidation or otherwise, the acquiring corporation or association shall thereupon become Trustee hereunder. If any corporate trustee acting hereunder sells and transfers substantially all of its assets and business to another corporation or association, the acquiring corporation or association shall thereupon become Trustee hereunder. When authorized by statute or court order any corporate trustee acting hereunder may permit itself to be succeeded as such corporate trustee by another corporation or association in which case the acquiring corporation or association shall thereupon become Trustee hereunder. In each case the acquiring corporation or association shall be Trustee of the Trust as though specifically so named herein. Notwithstanding the foregoing provisions of this section, an acquiring corporation or association shall become Trustee hereunder only if it has trust powers and is formed under the laws of the United States of America or any subdivision thereof.

         Sec. 6.6 Assignment of Agreement. No assignment (as defined in the Investment Advisors Act of 1940) of this Agreement shall be made by the Trustee without the written consent of the Company; provided, however, that the Trustee may assign this Agreement to another wholly-owned subsidiary of IDS Financial Corporation which is organized and chartered as a trust company if the Trustee first gives the Company forty-five days advance notice and the Company does not object within the forty-five day period.

                                   ARTICLE VII

                                  MISCELLANEOUS

         Sec. 7.1 Benefits May Not Be Assigned or Alienated. Except as otherwise expressly permitted by the Plan or required by law, the interests of persons entitled to benefits under the Plan or this Trust Agreement may not in any manner whatsoever be assigned or alienated, whether voluntarily or involuntarily, or directly or indirectly.

         Sec. 7.2 Incompetent Payee. If in the opinion of the Company a person to whom the Trustee is directed to make one or more payments is disabled from caring for his or her affairs because of mental condition, physical condition, or age, payment due such person may be made to such person's guardian, conservator, or other legal personal representative upon furnishing the Trustee with evidence satisfactory to the Trustee of such status. Prior to the furnishing of such evidence, the Trustee may make payments due the person under disability, for such person's use and benefit, to any person or institution then in the opinion of the Trustee caring for or maintaining the person under disability. The Trustee shall have no liability with respect to payments so made. The Trustee shall have no duty to make inquiry as to the competence of any person to whom it is directed to make payment.

         Sec. 7.3 Evidence. Evidence required of anyone under this Trust Agreement may be by certificate, affidavit, document, or other instrument which the person acting in reliance thereon considers to be pertinent and reliable, and to be signed, made, or presented by the proper party.

         Sec. 7.4 Dealings of Others With Trustee. No person (corporate or individual) dealing with the Trustee shall be required to see to the application of any money paid or property delivered to the Trustee or to determine whether the Trustee is acting pursuant to any authority granted to it under this Trust Agreement.

         Sec. 7.5 Insurance Company Not Party. No insurance company that issues a contract held by the Trustee shall be construed to be a party to this Trust Agreement, nor shall it have any responsibility for the validity of this Trust Agreement. An insurance company to which an application may be submitted by the Trustee may accept such application and shall have no duty to make any investigation or inquiry regarding the authority of the Trustee to make such application or any amendment thereto or to inquire as to whether a person on whose life any contract is to be issued is entitled to such contract under the Plan.

          Sec. 7.6 Audits. The Company shall have the right to cause the books, records, and accounts of the Trustee that relate to the Plan to be examined and audited by independent auditors designated by the Company at such times as the Company may determine, and the Trustee shall make such books, records, and accounts available for such purposes at all reasonable times.

          Sec. 7.7 Trustee Warranty Against Conviction. A person accepting trusteeship hereunder warrants that such person has not been convicted of or imprisoned for a crime preventing such person under the provisions of the Employee Retirement Income Security Act from serving as Trustee hereunder.

          Sec. 7.8 Successors. The provisions of this Trust Agreement shall be binding on the Company and its successors. If a successor to the Company or a purchaser of all or substantially all of the Company's assets elects to continue the Plan, such successor or purchaser shall be substituted for the Company under this Trust Agreement.

          Sec. 7.9 Waiver of Notice. Any notice required under this Trust Agreement may be waived by the person entitled thereto.

          Sec. 7.10 Headings. Headings at the beginning of articles and sections are for convenience of reference, shall not be considered a part of this Trust Agreement, and shall not influence its construction.

          Sec. 7.11 Use of Compounds of Word "Here". Use of the words "hereof", "herein", "hereunder", or similar compounds of the word "here" shall mean and refer to the entire Trust Agreement unless the context clearly indicates otherwise.

          Sec. 7.12 Construed as a Whole. The provisions of this Trust Agreement shall be construed as a whole in such manner as to carry out the provisions thereof and shall not be construed separately without relation to the context.

          Sec. 7.13 Counterparts. This Trust Agreement may be executed in any number of counterparts, each of which shall be deemed an original. Such counterparts shall constitute but one and the same instrument, which may be sufficiently evidenced by any one counterpart.

                                  ARTICLE VIII

                            AMENDMENT AND TERMINATION

         Sec. 8.1 No Diversion. The Trust Fund shall be for the exclusive purpose of providing benefits to participants under the Plan and their beneficiaries and defraying reasonable expenses of administering the Plan. Such expenses may include premiums for the bonding of Plan officials required by the Employee Retirement Income Security Act. No part of the corpus or income of the Trust Fund may be used for, or diverted to, purposes other than for the exclusive benefit of employees of the Company or their beneficiaries. Notwithstanding the foregoing:

         (a) If any contribution or portion thereof is made by the Company by a mistake of fact, the Trustee shall, upon written request of the Company, return such contribution or portion thereof to the Company within one year after the payment of the contribution to the Trustee; however, earnings attributable to such contribution or portion thereof shall not be returned to the Company but shall remain in the Trust Fund, and the amount returned to the Company shall be reduced by any losses attributable to such contribution or portion thereof.

         (b) Contributions by the Company are conditioned upon initial qualification of the Plan under Code section 401(a). If the Plan receives an adverse determination letter from the Internal Revenue Service with respect to such initial qualification, the Trustee shall, upon written request of the Company, return the amount of such contribution to the Company within one year after the date of denial of qualification of the Plan. For this purpose, the amount to be so returned shall be the contributions actually made, adjusted for the investment experience of, and any expenses chargeable against, the portion of the Trust Fund attributable to the contributions actually made.

         (c) Contributions by the Company are conditioned upon the deductibility of each contribution under Code section 404. To the extent the deduction is disallowed, the Trustee shall return such contribution to the Company within one year after the disallowance of the deduction; however, earnings attributable to such contribution (or disallowed portion thereof) shall not be returned to the Company but shall remain in the Trust Fund, and the amount returned to the Company shall be reduced by any losses attributable to such contribution (or disallowed portion thereof).

In the case of any such return of contributions, the Company shall cause such adjustment to be made to the Accounts of Participants as it considers fair and equitable under the circumstances.

          Sec. 8.2 Amendment. Subject to the provisions of Sec. 8.1 hereof, this Trust Agreement may be amended at any time or from time to time and in any manner by written agreement of the Trustee and the Company, and the provisions of any such amendment may be made applicable to the Trust Fund as constituted at the time of the amendment as well as to the part of the Trust Fund subsequently acquired.

          Sec. 8.3 Termination of Plan. If the Plan is terminated, this Trust shall nevertheless continue in effect until the Trust Fund has been distributed in accordance with the provisions of the Plan pursuant to directions under Sec. 3.1(c) hereof.

          Sec. 8.4 Transfer to Other Funding Agency. If pursuant to directions under Sec. 3.1(c) hereof the entire Trust Fund is transferred to a funding agency for the Plan that is not a Trustee, this Trust shall thereupon terminate.

         IN WITNESS WHEREOF, the Company and Trustee have caused this Trust Agreement to be executed by their duly authorized officials as of the day and year first above written.

                                  HUTCHINSON TECHNOLOGY INCORPORATED



                                  By   /s/ Wayne M. Fortun
                                     -------------------------------------------
                                  Its  President
                                     -------------------------------------------

(Corporate Seal)
                                  And   /s/ Jeffrey Green
                                     -------------------------------------------
                                  Its  CEO
                                     -------------------------------------------


                                  IDS TRUST COMPANY


                                  By   /s/ Felicia A. Palmer
                                     -------------------------------------------
                                  Its  Vice President
                                     -------------------------------------------

(Corporate Seal)
                                  And   /s/ Jackie Sinjem
                                     -------------------------------------------
                                  Its  Benefits Officer
                                     -------------------------------------------

STATE OF MINNESOTA          )
                            )  ss.
COUNTY OF MCLEOD            )

         On this 4th day of October, 1990, before me personally appeared Jeffrey Green and Wayne Fortun, to me personally known, who, being each by me duly sworn, did say that they are respectively, the CEO and President of HUTCHINSON TECHNOLOGY INCORPORATED, the Company names in the foregoing instrument, and that said instrument was signed in behalf of said Company pursuant to authority duly conferred on them by the Company, and they acknowledged said instrument to be the free act and deed of said Company.

                                          /s/   Arlette E. Anderson
                                          -------------------------------------
(Notary Seal)                             Notary Public, Meeker County, Minn.
                                          My commission expires Jan. 27, 1996


STATE OF MINNESOTA          )
                            )  ss.
COUNTY OF                   )
         -------------------

         On this ___ day of _______________, 1990, before me personally appeared _______________________ and _____________________-, to me personally known, who, being each by me duly sworn, did say that they are respectively, the ____________________ and ____________________________ of IDS TRUST COMPANY, the
Company names in the foregoing instrument, and that said instrument was signed in behalf of said Company pursuant to authority duly conferred on them by the Company, and they acknowledged said instrument to be the free act and deed of said Company.

                                         ---------------------------------------

                                         Notary Public, __________ County, Minn.
                                         My commission expires _________, 19__


This document was drafted by:

         Faegre & Benson LLP
         2200 Norwest Center
         90 South Seventh Street
         Minneapolis, MN  55402-3901